Exhibit 10.14

CONSTRUCTION LOAN AGREEMENT

Borrower:	Micropac Industries, Inc.	Lender:	Frost Bank
Address:	905 E. Walnut Street Garland, Texas 75040	Address:	P.O. Box 1600 San Antonio, Texas 78296

THIS CONSTRUCTION LOAN AGREEMENT (this “Agreement”) is dated March 26, 2021, by and between Borrower and Lender.

Article I
DEFINITIONS AND USE OF TERMS

Section 1.01           Certain Definitions. As used herein, the following terms have the meanings indicated, unless the context otherwise requires:

“Advance” means a disbursement by Lender of any of the proceeds of the Loan or Borrower’s Deposit.

“Affidavit of Borrower” means a sworn affidavit of Borrower (and such other parties as Lender may require) to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of the Property and the construction of the Improvements incurred to a specified date, whether or not specified in the Approved Budget, have been paid in full, except for (a) amounts retained pursuant to a Construction Contract, and (b) items to be paid from the proceeds of an Advance then being requested or in another manner satisfactory to Lender.

“Affidavit of Commencement” means an affidavit to be executed by Borrower and Contractor complying with the provisions of §53.124 of the Texas Property Code.

“Affidavit of Completion” means an affidavit to be executed by Borrower complying with the provisions of §53.106 of the Texas Property Code.

“Applicable Bankruptcy Law” means the United States Bankruptcy Code or any other present or future insolvency, bankruptcy, liquidation, conservatorship, reorganization or moratorium Governmental Requirement or other similar Governmental Requirements.

“Application for Advance” means a written application by Borrower (and such other parties as Lender may require) to Lender, on a form approved by Lender, specifying by name, current address, and amount all parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the Improvements and all other expenses incident to the Loan, the Property, and the construction of the Improvements, requesting an Advance for the payment of such items, containing, if requested by Lender, an Affidavit of Borrower, accompanied by such documents as Lender may reasonably request.

“Approved Budget” means a budget and cost itemization prepared by Borrower, and approved in writing by Lender, specifying the cost by item of (a) acquisition of the Land; (b) all labor, materials, and services necessary for the construction of the Improvements in accordance with the Plans, and all Governmental Requirements; and (c) all other expenses anticipated by Borrower incident to the Loan, the Property, and the construction of the Improvements. The Approved Budget is attached hereto as Exhibit D.

1

“Architect” means collectively, the architects, engineers, other professional consultants and planners, and firms set forth in Exhibit C, if any are therein named, together with any other person or entity with whom Borrower contracts for the providing of planning, design, architectural, engineering or other similar services relating to the Improvements, if any.

“Architect’s Agreement” means a written agreement duly executed by Architect in favor of Lender (a) consenting to the assignment and encumbrance hereunder of the Plans and of Borrower’s Rights in the Architectural Contract, if any; (b) agreeing to continue performance under the Architectural Contract, if any, at the request and for the benefit of Lender or its designee; (c) certifying that the Plans comply with all applicable Governmental Requirements (and have been approved) by all Governmental Authorities, and that the Improvements if constructed substantially in accordance with the Plans will have direct and free access (adequate for the intended uses of the Land and Improvements) to and connection with one or more dedicated public streets and thoroughfares and water, storm and sanitary sewer, gas, electric and telephone lines, pipes and services; (d) subordinating all liens, security interests and claims of Architect against the Property, Borrower and the Plans, to those of Lender under the Loan Documents; and (e) addressing such other matters as Lender may require.

“Architectural Barrier Laws” means any and all architectural barrier laws, including the Fair Housing Act, the Americans with Disabilities Act of 1990, P.L. 101-336, the Architectural Barrier Act, 23 Tex. Rev. Civ. Stat. 9102, as amended, or any successor thereto.

“Architectural Contract” means a written agreement between Borrower and Architect for architectural services pertaining to construction of the Improvements.

“Borrower’s Deposit” means such cash sums as Lender may reasonably deem necessary in accordance with Section 4.12 hereof.

“Business Day” means a day other than a Saturday, Sunday or a day on which commercial banks in the State of Texas, are authorized to be closed or are in fact are closed.

“Closing Date” means the date of this Agreement.

“Code” means the Uniform Commercial Code of the State of Texas or of any other state having jurisdiction with respect to any of the Rights of Lender under the Loan Documents.

“Commencement Date” means the Commencement Date specified in Exhibit C.

“Commitment Fee” means the nonrefundable, fully-earned Commitment Fee specified in Exhibit B, to be paid to Lender in consideration of the commitment of Lender to make the proceeds of the Loan available to Borrower from time to time during the term of, and as provided in, this Agreement. The Commitment Fee shall be paid to Lender on the Closing Date.

“Completion Date” means the Completion Date specified in Exhibit C.

“Completion of Construction” means the construction of the Improvements and the satisfaction of all conditions to the final advance of the Loan specified in Section 2.04(b) hereof.

“Construction Contract” means each agreement made by Borrower for construction of all or any part of the Improvements.

“Contractor” means each Person with whom Borrower makes a Construction Contract.

2

“Contractor’s Agreement” means a written agreement duly executed by Contractor in favor of Lender (a) consenting to the assignment and encumbrance hereunder of the Construction Contract; (b) agreeing to continue performance under the Construction Contract at the request and for the benefit of Lender or its designee; (c) subordinating all liens, security interests and claims of Contractor against the Property or Borrower, to those of Lender under the Loan Documents; and (d) addressing such other matters as Lender may require.

“Current Date” means a date within thirty (30) days prior to the Closing Date.

“Debt Service” means the sum of Borrower’s (a) interest expenses, plus (b) scheduled principal payments, in each case, for the applicable period.

“Deed of Trust” means that certain Deed of Trust, Security Agreement - Financing Statement dated of even dated herewith executed by Borrower, covering the Land and Improvements to secure payment and performance of the Obligation, as the same may be amended, restated, supplemented or otherwise modified from time to tim.

“Default” means any event or condition which, with the giving of notice or lapse of time, or both, would become an Event of Default unless cured by Borrower, if applicable, or waived by Lender.

“Environmental/ADA Indemnity Agreement” means that certain Environmental/ADA Indemnity Agreement dated of even date herewith executed by Borrower in favor of Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Equity Interests” means shares of capital stock of a corporation, partnership interests in a partnership, membership interests in a limited liability company, beneficial interests in a trust, or other equity ownership interests in a Person, any warrants, options, or other rights entitling the holder of such warrants, options, or other rights to purchase or acquire any such equity ownership interest(s), all securities convertible or exchangeable for such equity ownership interest(s), and all other ownership or profit interests in such Person, whether voting or nonvoting.

“Event of Default” has the meaning set forth in Section 5.01.

“Financial Statements” means financial information of Borrower, as set forth in Section 4.16 hereof, as, at the time in question, have been most recently furnished to Lender.

“Free Cash Flow” means the sum of Borrower’s (a) net income before taxes, plus, (b) depreciation and amortization, plus (c) interest expense, plus (d) one-time, non-recurring expenses, less (e) cash taxes paid, less (f) non-financed capital expenditures if Borrower’s balance sheet cash on hand is less than $2,000,000 as of the end of the applicable fiscal quarter of Borrower, less, (g) dividends.

“GAAP” means generally accepted accounting principles in the United States set forth in the statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the United States, the state, the county, the city or any other political subdivision in which the Property is located, and any court or political subdivision, agency, or instrumentality having jurisdiction over Borrower or the Property, domestic or foreign.

3

“Governmental Requirements” means all constitutions, statutes, laws, ordinances, rules, regulations, orders, writs, injunctions or decrees including without limitation, Architectural Barrier Laws, of any Governmental Authority applicable to Borrower or the Property.

“Improvements” means the Improvements identified in Exhibit C and more particularly described in the Plans.

“Inspecting Person” means person or persons, whether one or more, designated by Lender from time to time, who may inspect the Improvements from time to time for the benefit of Lender.

“Interest Rate Protection Agreement” means, if any, any interest rate swap agreement, interest rate exchange agreement, currency exchange agreement, foreign exchange agreement, interest rate and currency exchange agreement, forward rate agreement, rate floor agreement, interest rate protection agreement, interest rate cap agreement, rate collar agreement, any option agreement respecting the foregoing, International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement, or any similar agreement or arrangement and any schedule, confirmation, exhibit, document or instrument evidencing any interest in a transaction covered by any such agreement now existing or hereafter entered into by Borrower and Lender, or an affiliate of Lender, in connection with the loan evidenced by the Note to hedge the risk of variable interest rate volatility or fluctuations of interest rates, as any such agreement or arrangement may be modified, supplemented, amended or revised and in effect from time to time.

“Land” means the real estate described in Exhibit A.

“Loan” means the Loan described in Section 2.01.

“Loan Documents” means this Agreement, the Note, the Deed of Trust, the Security Agreement, the Environmental/ADA Indemnity Agreement, the Interest Rate Protection Agreement and such other documents, instruments and agreements evidencing, securing or pertaining to the Loan as shall from time to time be executed and delivered to Lender by Borrower or any other party pursuant to this Agreement, including, without limitation, each Affidavit of Borrower, each Application for Advance, and the Approved Budget, and any future amendments, restatements, modifications, ratifications, confirmations, extensions or supplements hereto or thereto.

“Managerial Official” means, with respect to any Person, an officer or a governing Person of such Person.

“Margin Stock” has the meaning given thereto in Section 221.3(v) of Regulation U, promulgated by the Board of Governors of the Federal Reserve System, F.R.S. Reg. U., 12 C.F.R. part 221 (January 1, 1983 revision), as amended from time to time.

“Material Adverse Change” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, prospects, properties, assets, liabilities (actual or contingent), condition (financial or otherwise) of Borrower or Borrower and its subsidiaries and Obligated Parties taken as a whole; (b) a material impairment of the ability of any Obligated Party to perform its obligations under any Loan Document to which it is a party; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower or any Obligated Party of any Loan Document to which it is a party or the rights of Lender under any Loan Document; or (d) a material restatement or revision of a previously submitted financial statement pursuant to an audit.

4

“Note” means that certain Promissory Note dated of even dated herewith made by Borrower payable to the order of Lender in the maximum amount of and evidencing the Loan, and any renewals, extensions, modifications, restatements, refinancing, consolidations and substitutions thereof.

“Obligated Party” means any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Obligation.

“Obligation” means all present and future indebtedness, obligations and liabilities of Borrower to Lender arising pursuant to the Loan, this Agreement or any of the other Loan Documents or otherwise, and any renewals, extensions or amendments thereof, or any part thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and including interest and fees that accrue after the commencement by or against Borrower of any proceeding under any Applicable Bankruptcy Law naming Borrower as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Permitted Change” means a modification to the Plans, a Construction Contract or both which (a) is not structural in nature; (b) does not decrease the rentable area of the Improvements or otherwise diminish the revenue generation capabilities of the Improvements; (c) modifies the aggregate cost of the Property (or causes a reallocation of costs within the Budget) by less than Fifty Thousand and NO/100 Dollars ($50,000.00) in the singular and less than One Hundred Thousand and NO/100 Dollars ($100,000.00) in the aggregate with all prior Permitted Changes; (d) does not cause the Improvements to be in violation of any Governmental Requirements or restrictive covenants applicable to the Property; (e) is described by written notice to Lender (including a copy of any change order) no later than five (5) days following its implementation; and (f) has been approved by, to the extent applicable, any tenant as to such part of the Improvements or from whom consent is otherwise required, all sureties under payment or performance bonds, if any, covering such Construction Contract and any required Governmental Authority.

“Person” means any individual, firm, corporation, association, partnership, joint venture, trust, other entity, unincorporated organization or Governmental Authority.

“Plans” means the final working drawings and specifications for the construction of the Improvements (including soil reports and engineering calculations) prepared by Architect and as modified or supplemented from time to time and approved by Lender, Borrower, any lessee of the Property, if applicable, and, to the extent necessary, by each Governmental Authority.

“Principal Debt” means the aggregate unpaid balance of all Advances of the Loan and all other principal indebtedness, if any, under the Note at the time in question.

“Property” means the Land, the Improvements and all other property, real and personal, tangible or intangible, now or hereafter subject to a right, lien or security interest to secure the Loan as described herein, in the Deed of Trust or in any of the other Loan Documents.

“Rights” means rights, remedies, powers and privileges.

“Security Agreement” means the security agreement whether contained in the Deed of Trust, or in a separate document, securing the payment and performance of the Obligation, covering as collateral the personal property (including money), tangible and intangible, used or useful in connection with, or arising out of any part of, the Property and any additional collateral specified

5

in Exhibit B and the proceeds of the collateral, as same may be amended, modified, ratified, supplemented, restated or replaced from time to time.

“Survey” means a survey of the Land as provided in Exhibit B-1 attached hereto and sufficient to cause the Title Company to delete the “survey exception” in Schedule B of the loan policy of title insurance to the extent permitted by the rules of the Texas Department of Insurance.

“Title Company” means the title company or title companies named in Exhibit C.

“Title Policy” means a loan policy of title insurance (or policies), and any reinsurance agreement (or agreements) issued by the Title Company in accordance with Exhibit E.

“Trustee” has the meaning given such term in the Deed of Trust.

Section 1.02           Headings. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents nor to affect the meaning thereof.

Section 1.03           Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate. Reference herein to Borrower shall mean, jointly and severally, each Person comprising same.

Section 1.04           Money. Unless stipulated otherwise, all references herein or in any of the Loan Documents to “Dollars,” “money,” “payments,” or other similar financial or monetary terms are references to currency of the United States of America.

Section 1.05           Articles, Sections and Exhibits. All references herein to Articles and Sections are, unless specified otherwise, references to articles and sections of this Agreement. All references herein to an “Exhibit,” “Annex” or “Schedule” are references to exhibits, annexes or schedules attached hereto, all of which are made a part hereof for all purposes, the same as if set forth herein verbatim, it being understood that if any exhibit, annex or schedule attached hereto, which is to be executed and delivered, contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to or at the time of the execution and delivery thereof. The words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section.

Section 1.06           Accounting Terms. Unless otherwise specified, all accounting and financial terms and covenants set forth above are to be determined according to GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or Lender will so request, Lender and Borrower will negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Lender); provided, that until so amended, (a) such ratio or requirement will continue to be computed in accordance with GAAP prior to such change therein, and (b) Borrower will provide to Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Article II
COMMITMENT TO LEND; ADVANCES

Section 2.01           Commitment To Lend. Subject to and upon the terms, covenants, and conditions hereof, Lender hereby agrees to lend to Borrower an aggregate sum not in excess of the lesser of (a) Sixteen Million

6

One Hundred Sixty Thousand and NO/100 Dollars ($16,160,000.00), (b) eighty percent (80.00%) of the appraised value of the Land and the Improvements, or (c) eighty-five percent (85.00%) of the total project cost of the Land and the Improvements, in Advances, from time to time prior to 2:00 p.m. (San Antonio, Texas time) on the Completion Date. An amount repaid may not be reborrowed.

Section 2.02           Interest. Interest at the rate specified in the Note shall be computed on the Principal Debt which exists from time to time and shall be computed with respect to each Advance only from the date of the Advance.

Section 2.03           Procedure for Borrowing. Lender shall not be required to make Advances more frequently than specified in Exhibit C. Each Application for Advance shall be submitted by Borrower to Lender a reasonable time (but not less than five (5) Business Days) prior to the requested date (which must be a Business Day) of the Advance. Except as Lender may otherwise determine from time to time, each Advance will be made at Lender’s principal office.

Section 2.04           Advances.

(a)                Generally. Advances shall be made only for costs and expenses specified in the Approved Budget, and then only for work performed, services rendered or materials furnished; no Advance shall be made for advance or unearned payments. Advances for payment of costs of construction of the Improvements shall be made only after actual commencement of construction of the Improvements and shall not exceed the aggregate of (a) the costs of labor, materials and services incorporated into the Improvements in a manner acceptable to Lender, plus (b) if approved by Lender, the purchase price of all uninstalled materials to be utilized in the construction of the Improvements stored on the Property, or elsewhere with the written consent of and in a manner acceptable to Lender, less (c) retainage, if any, specified in Exhibit C, and less (d) all prior Advances for payment of costs of labor, materials and services for the construction of the Improvements.

(b)                Final Advance. Without limitation of other conditions applicable thereto, the final Advance, including all retainage, will not be made until Lender has received the following: (1) evidence that an Affidavit of Completion was recorded in the real property records of the county in which the Land is located, more than forty-one (41) days prior to the date on which the final Advance will be made (2) a completion certificate from the Inspecting Person, if any, (3) evidence that all Governmental Requirements have been satisfied, including but not limited to, delivery to Lender of final certificates of occupancy permitting the Improvements to be legally occupied, (4) evidence that no mechanic’s or materialmen’s liens or other encumbrances have been filed and remain in effect against the Property, (5) final lien releases or waivers by Architect, Contractor and all subcontractors, materialmen and other parties who have supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property, and (6) an “as-built” Survey showing that the Improvements as completed do not encroach on any boundary line, easement, building setback line or other restricted area.

Section 2.05           Conditions to the First Advance. As conditions precedent to the first Advance, Borrower must satisfy the conditions required hereby and execute and deliver to, procure for and deposit with, and pay to Lender, and if appropriate record in the proper records with all filing and recording fees paid, the documents, certificates, and other items referred to in Exhibit B, together with such other documents, certificates and items as Lender may require from time to time. Except as otherwise specifically provided herein or agreed in writing by Lender, all such documents, certificates and other items shall bear a Current Date.

7

Section 2.06           Conditions to each Advance. As conditions precedent to each Advance, including the first Advance, in addition to all other requirements herein, Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:

(a)                All conditions precedent to the first Advance or stated elsewhere herein shall have been satisfied.

(b)                There shall then exist no Default or Event of Default.

(c)                The representations and warranties made in this Agreement shall be true and correct on and as of the date of each Advance, and the request for an Advance shall constitute the representation and warranty by Borrower that such representations and warranties are true and correct at such time.

(d)                The Title Policy shall be endorsed and extended, if required by Lender, to cover each Advance with no additional title exceptions objectionable to Lender.

(e)                Borrower shall procure and deliver to Lender, if required by Lender, releases or waivers of mechanic’s liens and receipted bills showing payment of all amounts due to all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements or otherwise with respect to the Property.

(f)                 An inspection of and acceptable report on the Improvements by Inspecting Person, at Borrower’s sole cost and expense.

(g)                A foundation survey, if required by Lender, shall have been furnished to Lender within ten (10) days of laying of each foundation of the Improvements showing no encroachment of the Improvements on any boundary line, easement, building setback line or other restricted area.

(h)                The sum of the Principal Debt plus the amount of the requested Advance shall not be in excess of the amount then available under Section 2.01.

Section 2.07           Approved Budget Allocations. Lender shall not be obligated to make an Advance of an item allocated in the Approved Budget to the extent that the amount of the Advance of such item when added to the amount of prior Advances of such item would exceed the amount allocated to such item in the Approved Budget. Lender reserves the right to make Advances which are allocated to any of the items in the Approved Budget for such other items therein or in such different proportions as Lender may, in its sole discretion, deem necessary or advisable. Borrower may not reallocate items of cost in or change the Approved Budget without the prior written consent of Lender.

Section 2.08           No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

Section 2.09           Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. Any requirement of this Agreement may be waived by Lender, in whole or in part, at any time. Any requirement herein of submission of evidence of the existence or nonexistence of a fact means that the fact shall exist or not exist, as the case may be, and without waiving any condition or any obligation of Borrower, Lender may at all times independently establish to its satisfaction such existence or nonexistence.

8

Section 2.10           Subordination. Lender shall not be obligated to make, and Borrower shall not be entitled to, any Advance until such time as Lender shall have received, to the extent requested by Lender, subordination agreements from Architect, Contractor and all other Persons furnishing labor, materials or services for the design or construction of the Improvements, subordinating to the lien of the Deed of Trust and the Rights of Lender thereunder any lien, claim or charge they may have against Borrower or the Property.

Article III
REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower hereby represents and warrants and upon each request for an Advance further represents and warrants as follows:

Section 3.01           Financial Statements. The Financial Statements are true, correct and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower as of the dates specified and prepared in accordance with GAAP. Since the date of the Financial Statements, no Material Adverse Change has occurred in the financial condition of Borrower nor, except as heretofore disclosed in writing to Lender, has Borrower incurred any material liability, direct or indirect, fixed or contingent. Borrower is solvent.

Section 3.02           Suits, Actions, Etc. There are no investigations, actions, suits or proceedings pending or to the knowledge of Borrower threatened before or by any Governmental Authority against or affecting Borrower or the Property, or involving the validity, enforceability or priority of any of the Loan Documents. Borrower is not, and the consummation of the transactions contemplated hereby and the performance or satisfaction of any of the terms or conditions hereof and of the other Loan Documents will not cause Borrower to be, in violation of or in default with respect to any Governmental Requirement or in default (or provide cause for acceleration of indebtedness) under any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement or other agreement or restriction to which Borrower is a party or by which Borrower or the Property may be bound or affected. Borrower’s development of the Land and Improvements and any sale or lease thereof by Borrower are and shall be exempt from the registration and reporting requirements of the Interstate Land Sales Full Disclosure Act and regulations thereunder as amended from time to time.

Section 3.03           Status of Borrower; Valid and Binding Obligation. If Borrower is a corporation, partnership, limited liability company, trust or other entity, Borrower is and shall until the Obligation is fully discharged continue to be (a) duly organized and validly existing and in good standing under the laws of the state of its organization, and in good standing under Texas law; (b) in compliance with all conditions prerequisite to its lawfully doing business in Texas; and (c) possessed of all power and authority necessary to own the Property, to construct and operate the Improvements, to enter into and perform Borrower’s obligations under the Loan Documents and to make the borrowings contemplated hereby. All of the Loan Documents, and all other documents referred to herein to which Borrower is a party, upon execution and delivery will constitute valid and binding obligations of Borrower, enforceable in accordance with their terms except as the enforcement thereof may be limited by Applicable Bankruptcy Laws.

Section 3.04           Title to the Property. Borrower is the legal and equitable fee simple absolute owner of the Land and all improvements thereon subject only to title exceptions (specified in the Title Policy) which are hereafter accepted by Lender.

Section 3.05           Commencement of Construction. Prior to the recordation of the Deed of Trust, no work of any kind (including the destruction or removal of any existing improvements, site work, clearing, grubbing, draining or fencing of the Land) shall have commenced or shall have been performed on the Land, no equipment or material shall have been delivered to or upon the Land for any purpose whatsoever,

9

and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials, or services for the construction of the Improvements shall have been executed or recorded in any mechanic’s lien or other public records.

Section 3.06           Purpose of Loan. The proceeds of the Loan will be used for the purposes specified in the Approved Budget. Such proceeds are not and will not be used directly or indirectly for personal, family, household or agricultural purposes or for the purpose of purchasing or carrying any Margin Stock or for the purpose of extending credit to others for the purpose of purchasing or carrying any Margin Stock.

Section 3.07           No Failure To Disclose. No representation or warranty made by Borrower under this Agreement and no document, instrument or certificate furnished, to be furnished or caused or to be caused to be furnished by Borrower to Lender in anticipation of or pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

Article IV
COVENANTS AND AGREEMENTS OF BORROWER

Borrower hereby covenants and agrees as follows:

Section 4.01           Property and Other Insurance.

(a)                Borrower shall obtain and maintain the insurance coverage required by Exhibit F and any other Loan Documents and shall furnish to Lender promptly upon request a certificate or certificates from the respective insurer(s) setting forth the nature and extent of all such insurance maintained by Borrower and the originals of each insurance policy (or to the extent permitted by Lender, a certified copy of the original policy and a satisfactory certificate of insurance) with premiums fully paid. Any such insurance may be evidenced by blanket insurance policies covering the Property and other property and assets; provided, that each policy otherwise complies with the requirements of the Loan Documents and specifies the amount (if less than all) of the total coverage that is allocated to the Property. Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Lender is included thereon under a standard mortgagee clause (without contribution) acceptable to Lender, with loss payable as provided herein. All insurance shall be primary without right of contribution from any other insurance that may be carried by Borrower or Lender and that all of the provisions thereof shall operate in the manner as if there were a separate policy covering each insured. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender any policy or certificate of such separate insurance. The Improvements shall not be occupied until Borrower has obtained and furnished to Lender a “permission to occupy” endorsement to the builder’s risk insurance, which endorsement is satisfactory to Lender, or Borrower has obtained replacement coverage upon the completed Improvements meeting the requirements of Exhibit F, which policy will not be impaired by the occupancy of the Improvements and is satisfactory to Lender.

(b)                Not later than ten (10) days before the expiration date of any such insurance policy, Borrower shall deliver to Lender a binder or certificate of the insurer evidencing the renewal or replacement of that policy, with premiums fully paid for at least one (1) year together with (in the case of a renewal) a copy of all endorsements to the policy affecting the Property and not previously delivered to Lender, or (in the case of a replacement) an original or certified copy of the replacement policy. Borrower shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Lender evidence satisfactory to Lender of the timely payment thereof. Borrower shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

10

(c)                If Borrower fails to obtain and/or maintain the insurance required under the Loan Documents, (i) Borrower will indemnify and hold Lender harmless from and against any damage, loss, liability or expense resulting from all risks that would have been covered by the required insurance if so maintained; (ii) if any loss occurs, Lender shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Borrower, to the same extent as if it had been made payable to Lender; and (iii) Lender has the right (but not the obligation) to obtain such insurance at Borrower’s expense, which may at Lender’s election be coverage for Lender’s interest only, the costs and expenses so expended by Lender shall be due and payable by Borrower on demand, a part of the Obligation, even if in excess of the amount set forth in Section 2.01, and secured by the Loan Documents. If any property, title, or other insurer becomes insolvent or subject to any bankruptcy, receivership or similar proceeding or if, in Lender’s reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Borrower shall promptly obtain and deliver to Lender a like policy (or, if and to the extent permitted by Lender, a certified copy of the policy or a satisfactory certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of the Loan Documents.

(d)                Upon any foreclosure of the Deed of Trust or transfer of title to the Property in lieu of foreclosure, all of Borrower’s right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee to the extent permissible under such policies.

(e)                Lender has the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the costs and expenses (including reasonable attorneys’ fees), appraisal costs, and consultant fees incurred by Lender in the adjustment and collection of insurance proceeds shall be due and payable by Borrower on demand, a part of the Obligation, even if in excess of the amount set forth in Section 2.01, and secured by the Loan Documents. Lender shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Borrower.

(f)                 Borrower shall take all necessary action, with Lender’s consent, to obtain the benefit of any insurance proceeds lawfully or equitably payable to Borrower or Lender in connection with any loss of or damage to the Property, all of which shall be paid directly to Lender, whether or not the security for the Loan has been impaired or otherwise affected, and applied first to reimburse Lender and the Trustee for all unreimbursed costs and expenses, including attorneys’ fees, incurred in connection with the collection of such proceeds and the balance of such proceeds shall, at Lender’s option in its sole discretion, be (i) released to Borrower, (ii) applied to repair or restoration, either partly or entirely, of the Property so damaged, on conditions required by Lender, or (iii) applied to the payment of the Obligation, whether or not due, in such order and manner as Lender may elect in its sole discretion. In any event, the unpaid portion of the Obligation shall remain in full force and effect and the payment thereof shall not be excused.

(g)                In case of Borrower’s failure to keep the Property properly insured as required herein, Lender, after notice to Borrower, at its option may (but shall not be required to) acquire such insurance as required herein at Borrower’s sole expense. TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE: (A) BORROWER IS REQUIRED TO (i) KEEP THE PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT SPECIFIED HEREIN; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER OR OTHERWISE AS PROVIDED HEREIN; AND (iii) NAME LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS AS PROVIDED HEREIN; (B) SUBJECT TO THE PROVISIONS HEREOF, BORROWER MUST, IF REQUIRED BY LENDER, DELIVER TO LENDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF

11

PREMIUMS; AND (C) SUBJECT TO THE PROVISIONS HEREOF, IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN THE FOREGOING SUBPARTS (A) OR (B), LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER’S EXPENSE.

Section 4.02           Compliance with Governmental Requirements. All Governmental Requirements shall be timely complied with and evidence thereof delivered to Lender. Borrower assumes full responsibility for the compliance of the Plans and the Property with all Governmental Requirements and with sound building and engineering practices, and notwithstanding any approvals by Lender, Lender shall have no obligation or responsibility for the Plans or any other matter incident to the Property or the construction of the Improvements.

Section 4.03           Construction Contracts. Borrower shall become party to no contract, including any Construction Contract, for the performance of any work on the Property or for the supplying of any labor, materials, or services for the construction of the Improvements except upon such terms and with such parties as shall be approved in writing by Lender. Each Construction Contract shall provide that all liens, claims and charges of Contractor are subordinate to the Deed of Trust and the Rights of Lender thereunder and shall require all subcontracts to contain a provision subordinating the subcontractors’ liens, claims and charges to the Deed of Trust and the Rights of Lender thereunder.

Section 4.04           Utilities; Access. Borrower shall take all steps necessary to provide that (a) all utility services necessary for the construction of the Improvements and the operation thereof for their intended purposes are available for connection to the Improvements, including water supply, storm and sanitary sewer facilities, and gas, electric and telephone facilities; and (b) either all roads necessary for access to and from the Property have been completed or the necessary rights-of-way therefor have been acquired by the appropriate Governmental Authority or dedicated to the public use and accepted by such Governmental Authority, and all necessary steps have been taken by Borrower and such Governmental Authority to assure the complete construction and installation thereof prior to the Completion Date.

Section 4.05           Construction of the Improvements. The construction of the Improvements shall be prosecuted with diligence and continuity in a good and workmanlike manner and in accordance with sound building and engineering practices, all applicable Governmental Requirements, the Plans and the requirements of any lease, if applicable. Borrower shall commence construction of the Improvements no later than the Commencement Date and shall not permit cessation of work for a period in excess of ten (10) days, except cessation for not more than thirty (30) days in the aggregate caused by acts of God or other causes not within the control of Borrower, without the prior written consent of Lender and shall cause Completion of Construction to occur or before the Completion Date.

Section 4.06           Affidavit of Commencement. Borrower, within ten (10) days after construction of the Improvements actually begins, shall file in the real property records of the county in which the Land is situated, an Affidavit of Commencement executed by Borrower and Contractor. The date of commencement of work set forth in such Affidavit of Commencement shall not be the date of or prior to the date on which the Deed of Trust was recorded.

Section 4.07           Correction of Defects. Borrower shall correct or cause to be corrected (a) any defect in the Improvements; (b) any material departure in the construction of the Improvements from the Plans, Governmental Requirements or the requirements of any lease, if applicable; or (c) any encroachment by any part of the Improvements or any structure located on the Land on any building line, easement, property line, or restricted area.

Section 4.08           Storage of Materials. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements

12

or the Property, to be stored on the Land or at such other location as may be approved by Lender in writing, with adequate safeguards, as required by Lender, to prevent and insure against loss, theft, damage, or commingling with other materials or projects. With respect to materials not stored on the Land, Borrower shall execute and deliver such financing statements and security agreements as Lender shall require to evidence and perfect Lender’s security interest therein.

Section 4.09           Inspection of the Property. Borrower shall permit Lender, Inspecting Person, any Governmental Authority and their agents and representatives to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored for the purpose of inspection of the Property and such materials at all reasonable times.

Section 4.10           Notices by Governmental Authority; Property Damage. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other Property damage or any notice of taking or eminent domain action or proceeding affecting the Property. Borrower shall maintain the insurance policies required hereunder in full force and effect until the Obligation is fully paid and performed.

Section 4.11           Special Account. Borrower shall maintain a special account with Lender (with a minimum balance of $1,000.00) into which all Advances (but no other funds) and excluding direct disbursements made by Lender pursuant to this Agreement shall be deposited by Borrower and against which checks shall be drawn only for the payment of (a) costs of labor, materials and services supplied for the construction of the Improvements specified in the Approved Budget; and (b) other costs and expenses incident to the Loan, the Property, and the construction of the Improvements specified in the Approved Budget.

Section 4.12           Application of Advances. Borrower shall disburse all Advances for payment of costs and expenses specified in the Approved Budget and for no other purpose.

Section 4.13           Borrower’s Deposit. If from time to time Lender reasonably determines that the unadvanced portion of the Loan will be insufficient for payment in full of (a) costs of labor, materials and services required for the construction of the Improvements; (b) other costs and expenses specified in the Approved Budget; and (c) other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans, any Governmental Requirements or the requirements of any lease, if applicable, then Borrower shall, on request of Lender, make a Borrower’s Deposit with Lender in an amount determined by Lender. Lender may advance all or a portion of Borrower’s Deposit prior to any portion of the Loan proceeds. Borrower shall promptly notify Lender in writing if and when the cost of the construction of the Improvements exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Loan and the unadvanced portion of any then existing Borrower’s Deposit.

Section 4.14           Direct Disbursement and Application by Lender. Lender shall have the right, but not the obligation, to disburse and apply directly the proceeds of any Advance to the satisfaction of any of Borrower’s obligations hereunder. Any Advance by Lender for such purpose, except Borrower’s Deposit, shall be part of the Loan and shall be secured by the Loan Documents. Borrower hereby authorizes Lender to hold, use, disburse and apply the Loan and Borrower’s Deposit for payment of costs of construction of the Improvements, expenses incident to the Loan and the Property and the payment or performance of any obligation of Borrower hereunder. Borrower hereby assigns and pledges the proceeds of the Loan and Borrower’s Deposit and grants therein a security interest to Lender for such purposes. Lender may advance and incur such expenses as Lender reasonably deems necessary to preserve the Property and any other security for the Loan, and such expenses shall be secured by the Loan Documents and payable to Lender upon demand. Lender may disburse any portion of any Advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this Section irrespective of any other provision

13

hereof, and the amount of Advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

Section 4.15           Costs and Expenses. Borrower shall pay when due all costs and expenses required by this Agreement, including, without limitation (a) all taxes and assessments applicable to the Property; (b) all fees for filing or recording any Loan Documents; (c) all fees and commissions lawfully due to brokers, salesmen and agents in connection with the Loan or the Property; (d) all reasonable fees and expenses of counsel to Lender in connection with the negotiation, preparation, interpretation, amendment or enforcement of any of the Loan Documents, the making of any Advance, or any suit to which Lender is a party involving this Agreement or the Property; (e) all title insurance and title examination charges, including premiums for the Title Policy; (f) all survey costs and expenses, including the cost of the Survey; (g) all premiums for the insurance policies as required hereunder; and (h) all other reasonable costs and expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Agreement.

Section 4.16           Additional Documents. Borrower shall execute and deliver to Lender, from time to time as required by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for by the Loan Documents.

Section 4.17           Financial Statements; Inspection of Books and Records. Until (i) the Note and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Lender has no further commitment to lend hereunder, Borrower will, unless Lender shall otherwise consent in writing, furnish to Lender:

(a)                Annual Financial Statements. As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower, a consolidated and consolidating balance sheet and related statements with detailed footnotes of income or operations, shareholders’ equity and cash flows of Borrower and its subsidiaries as of the end of such fiscal year, in each case audited by independent public accountants of recognized standing satisfactory to Lender, accompanied by a report and opinion of such accountants, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any “going concern,” “emphasis on going concern,” or like qualification or exception, or any qualification or exception as to the scope of such audit. Borrower (i) shall inform such independent public accountants that Lender will rely on the results of such financial statements and any other financial statements provided to Lender, and (ii) grants Lender permission to discuss with such accountants the results of any audit, the field work undertaken, the Loans and any other matters related to Borrower and any subsidiary.

(b)                Interim Financial Statements. As soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of each fiscal year of Borrower, a consolidated and consolidating balance sheet and income statement, and statement of contingent liabilities of Borrower and its subsidiaries as of the end of such fiscal quarter, all in form and substance and in reasonable detail satisfactory to Lender and duly certified (subject to year-end review adjustments) by a Managerial Official of Borrower (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with GAAP.

(c)                Compliance Certificate. A certificate in form acceptable to Lender signed by a Managerial Official of Borrower, within forty-five (45) days after the end of each fiscal quarter of each fiscal year of Borrower, stating that Borrower is in full compliance with all of its obligations under this Agreement and all other Loan Documents and no Default or Event of Default has occurred (except as may be waived in writing by Lender), and evidencing compliance with the financial covenant set forth in Section 4.33.

14

In each instance (i) the Financial Statements shall be accompanied by the certification of the president or principal financial officer of Borrower that such Financial Statements and other reports were prepared in accordance with GAAP and present fairly the financial condition and results of operation of Borrower; and (ii) if such Financial Statements are independently audited, they shall be accompanied by the opinion of the firm of independent certified public accountants then engaged by Borrower based on an audit using GAAP, that such Financial Statements were prepared in accordance with GAAP and present fairly the financial condition and results of operations of Borrower. Borrower shall maintain complete and proper books, records and accounts and permit Lender, at all reasonable times, to examine and copy the books and records of Borrower pertaining to the Loan and the Property, and all contracts, statements, invoices, bills, and claims for labor, materials and services supplied for the construction of the Improvements.

Section 4.18           No Liability of Lender. Lender shall have no liability, obligation or responsibility with respect to the construction of the Improvements except to advance the Loan and Borrower’s Deposit pursuant to this Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable for the adequacy or content of any Construction Contract, the performance or default of Borrower, Architect, Inspecting Person, Contractor or any other party, or for any failure to construct, complete, protect or insure the Improvements, or for the payment of costs of labor, materials or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower. Nothing, including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender. Further, Lender shall not have, and has not assumed, and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower, and no term or condition hereof, or of any of the Loan Documents, shall be construed otherwise. Borrower hereby expressly acknowledges that no term or condition hereof, or of any of the Loan Documents, shall be construed so as to deem the relationship between Borrower and Lender to be other than that of borrower, guarantor and lender, and Borrower shall at all times represent that the relationship between Borrower and Lender is solely that of borrower, guarantor and lender. BORROWER HEREBY INDEMNIFIES AND AGREES TO HOLD LENDER HARMLESS FROM AND AGAINST ANY LIABILITY, LOSS, COST OR EXPENSE INCURRED OR SUFFERED BY LENDER AS A RESULT OF ANY ASSERTION OR CLAIM OF ANY LIABILITY OR RESPONSIBILITY OF LENDER FOR THE PAYMENT OR PERFORMANCE OF ANY INDEBTEDNESS OR OBLIGATION OF BORROWER.

Section 4.19           No Conditional Sale Contracts, Etc. No materials, equipment or fixtures shall be supplied, purchased or installed for the construction or operation of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any materials, equipment or fixtures intended to be utilized in the construction or operation of the Improvements.

Section 4.20           Defense of Actions. Lender may (but shall not be obligated to) commence, appear in or defend any action or proceeding purporting to affect the Loan, the Property or the respective rights and obligations of Lender or Borrower pursuant to this Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys’ fees and expenses incurred in connection with any such proceedings or actions, which Borrower agrees to repay to Lender upon demand.

Section 4.21           Assignment of Construction Contracts. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower’s rights and interest, but not its obligations, in, under and to each Construction Contract upon the following terms and conditions:

15

(a)                Borrower represents and warrants that the copy of each Construction Contract it will furnish to Lender is a true and complete copy thereof, including all amendments thereto, if any, and that Borrower’s interest therein is not subject to any claim, setoff or encumbrance.

(b)                Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Construction Contract. BORROWER AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST AND FROM ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING BUT NOT LIMITED TO, REASONABLE ATTORNEYS’ FEES) RESULTING FROM ANY FAILURE OF BORROWER TO SO PERFORM.

(c)                Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Construction Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and BORROWER AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST AND FROM ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS’ FEES) INCURRED IN CONNECTION WITH ANY SUCH ACTION.

(d)                Borrower hereby irrevocably constitutes and appoints Lender as Borrower’s attorney-in-fact, in Borrower’s or Lender’s name, to enforce all rights of Borrower under each Construction Contract.

(e)                Prior to the occurrence of an Event of Default, Borrower shall have the right to exercise its rights as owner under each Construction Contract; provided, that Borrower shall not cancel or amend any Construction Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

(f)                 This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Property and any corporation formed by or on behalf of Lender which assumes Lender’s rights and obligations under this Agreement.

Section 4.22           Assignment of Architects Agreements and Plans. As additional security for the Loan, Borrower hereby transfers and assigns to Lender all of Borrower’s right, title and interest in and to the Architect’s Agreement, if any, and the Plans and hereby represents and warrants to and agrees with Lender as follows:

(a)                Each Architect’s Agreement furnished to Lender is a true and complete copy thereof, including all amendments thereto, if any, and that Borrower’s interest therein, if any, is not subject to any claim, setoff or encumbrance. Each schedule of the Plans delivered or to be deliver to Lender is and shall be a complete and accurate description of the Plans.

(b)                Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Architect’s Agreement, and Borrower or Contractor, as applicable, shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Architect’s Agreement, if any, and agrees to cause Contractor to perform all of its obligations under each Architect’s Agreement. BORROWER AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST AND FROM ANY LOSS, COST, LIABILITY OR

16

EXPENSE (INCLUDING BUT NOT LIMITED TO, REASONABLE ATTORNEYS’ FEES) RESULTING FROM ANY FAILURE OF BORROWER OR CONTRACTOR TO SO PERFORM.

(c)                Borrower hereby irrevocably constitutes and appoints Lender as Borrower’s attorney-in-fact, in Borrower’s or Lender’s name, to enforce all rights of Borrower, if any, under each Architect’s Agreement.

(d)                Prior to the occurrence of an Event of Default, Borrower shall have the right to exercise its rights as owner under each Architect’s Agreement to the extent provided thereunder; provided, that Borrower shall not cancel or amend any Architect’s Agreement or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

(e)                The Plans are and shall be complete and adequate for the construction of the Improvements and there have been no modifications thereof except as described in such schedule. The Plans shall not be modified without the prior written consent of Lender.

(f)                 Lender may use the Plans for any purpose relating to the Improvements, including but not limited to inspections of construction and the completion of the Improvements.

(g)                Lender’s acceptance of this assignment shall not constitute approval of the Plans by Lender. Lender has no liability or obligation in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans. Lender has no duty to inspect the Improvements, and if Lender should inspect the Improvements, Lender shall have no liability or obligation to Borrower or any other party arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the Improvements are in accordance with the Plans or any other requirement or constitute a waiver of Lender’s right thereafter to insist that the Improvements be constructed in accordance with the Plans or any other requirement.

(h)                This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Property and any corporation formed by or on behalf of Lender which assumes Lender’s rights and obligations under this Agreement.

Section 4.23           Prohibition on Assignment. Borrower shall not assign or encumber any interest of Borrower hereunder without the prior written consent of Lender.

Section 4.24           Payment of Claims. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any liens, charges or claims other than the lien of the Deed of Trust and other liens, if any, approved in writing by Lender.

Section 4.25           Restrictions and Annexation. Borrower shall not impose any restrictive covenants or encumbrances upon the Property, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any city without the prior written consent of Lender.

Section 4.26           Changes. Other than Permitted Changes Borrower shall not issue any change orders or make any changes to the Plans or the Construction Contracts without the prior written consent of Lender. No approval by Lender of any change order shall make Lender responsible for the adequacy, form or content of any such change order.

17

Section 4.27           Advertising by Lender. Borrower agrees that during the term of the Loan Lender may erect and maintain on the Land one or more advertising signs indicating that the construction financing for the Property has been provided by Lender.

Section 4.28           Indemnification of Lender. Borrower hereby expressly acknowledges and recognizes Borrower’s responsibility for and agrees to indemnify and hold Lender and Lender’s successors and assigns absolutely harmless from and against all costs, expenses, liabilities, loss, damage or obligations incurred by or imposed upon or alleged to be due of Lender or Lender’s successors and assigns in connection with the assertion of (a) any claim for brokerage, agency or finder’s fees or commissions in connection with the Loan, or the Property; or (b) any claim for attorneys’, appraisal, title insurance, inspection or other fees, costs and expenses incurred in connection with the negotiation, closing, administration, collection or refinancing of the Loan which arise by, through or on behalf of Borrower or any Guarantor or any agent or representative of any of them; or (c) any claim arising out of or occurring because of or related to any Default OR EVENT OF DEFAULT hereunder. Without limiting the remedies available to Lender with respect to the enforcement of its indemnification rights as stated herein or as stated in any of the Loan Documents, in the event any claim or demand is made or any other fact comes to the attention of Lender in connection with, relating or pertaining to, or arising out of the transactions contemplated by this Agreement which Lender reasonably believes might involve or lead to some liability of Lender, Borrower shall, immediately upon receipt of written notification of any such claim or demand, assume in full the personal responsibility for and, to the extent requested by Lender, the defense of any such claim or demand and pay in connection therewith any loss, damage, deficiency, liability or obligation, including without limitation, attorneys’ fees and court costs incurred in connection therewith. In the event of court action in connection with any such claim or demand, Borrower shall assume, to the extent requested by Lender, the responsibility for the defense of any such action and shall immediately satisfy and discharge any final decree or judgment rendered therein. Lender may, in its sole and uncontrolled discretion, make any payments sustained or incurred by reason of any of the foregoing, and Borrower shall immediately repay to Lender in cash the amount of such payment, with interest thereon at the rate specified in the Note to be applicable to past-due principal. Lender shall have the right to join Borrower as a party defendant in any legal action brought against Lender, and Borrower hereby consents to the entry of an order making Borrower a party defendant to any such action.

Section 4.29           Tax Receipts. Borrower shall furnish to Lender receipts or tax statements marked “paid” to evidence the payment of all taxes levied on the Property on or before thirty (30) days prior to the date on which such taxes become delinquent.

Section 4.30           Incumbency. Borrower shall from time to time, at the request of Lender, certify to Lender the names, signatures and positions of all persons authorized to execute and deliver any of the Loan Documents.

18

Section 4.31           Bankruptcy Proceedings. Borrower shall notify Lender immediately of the filing of any petition, case, proceeding or other action against Borrower or any of the Property under any Applicable Bankruptcy Law. Borrower agrees that any transfer, encumbrance or other use of any security (or any proceeds of such security) for the Loan after the filing of any such petition or other action and without specific written consent of Lender shall constitute a conversion of Lender’s right, title and interest in said security or the proceeds thereof, as the case may be.

Section 4.32           Negative Covenants. Except as specifically provided for in the Loan Documents or unless the Lender shall otherwise give its prior written consent, the Borrower shall not:

(a)                Convey, transfer, lease or encumber any of the Land or the Property or any right to manage any of the Property or to receive any rents, profits, proceeds or any insurance thereof.

(b)                Following the Completion Date, alter, remodel, add to, reconstruct, improve or demolish any of the Property.

(c)                Liquidate, terminate, consolidate, merge or dissolve.

(d)                Purchase or acquire any materials, supplies, fixtures or equipment in connection with the construction of the Property under lease or conditional sale or other type of title retention or security agreement.

(e)                Incur any indebtedness with respect to the construction of the Property or secured by any of the Land or Property, other than the Loan.

(f)                 Create or suffer to be created any lien, encumbrance easement, use or charge affecting any of the Property, other than as evidenced by the Loan Documents.

(g)                Declare or make any dividend, payment, or other distribution to any holder of any Equity Interest in Borrower or otherwise.

Section 4.33           Free Cash Flow Coverage. Borrower shall maintain at all times a ratio of Free Cash Flow to Debt Service of not less than 1.20 to 1.0, to be tested as of the end of each fiscal quarter of each fiscal year of Borrower and calculated on a trailing twelve (12) month basis.

Article V

Default

Section 5.01           Default. The term “Event of Default”, as used herein, shall include the occurrence of any one or more of the following events:

(a)                the failure, refusal or neglect of Borrower to pay when due any part of the Obligation; or

(b)                the failure of Borrower to timely and properly, observe, keep or perform any covenant, agreement, warranty or condition required herein, or in the Note, or any renewal, modification, rearrangement, amendment or extension thereof, or in any Loan Document (other than covenants to pay any sum of money in accordance with the Obligation); or

(c)                any representation or warranty contained herein, in any of the other Loan Documents or in any other document ever delivered by Borrower to Lender in connection with the Obligation, is false, misleading, erroneous or breached in any material respect; or

19

(d)                If Borrower: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to or is unable to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of Borrower, either in a proceeding brought by Borrower or in a proceeding brought against Borrower and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or Borrower consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the Applicable Bankruptcy Laws or an involuntary petition for relief is filed against Borrower under any Applicable Bankruptcy Law, or an order for relief naming Borrower is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by Borrower; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any Property of Borrower; or (vi) fails to pay within thirty (30) days any final money judgment against Borrower; or

(e)                a levy against the Property or any part thereof or against any material portion of Borrower’s other property or any execution, garnishment, attachment, sequestration or other writ or similar proceeding which is not permanently dismissed or discharged within thirty (30) days after such levy; or

(f)                 abandonment of any portion of the Property or any material portion of any of the other property of Borrower; or

(g)                dissolution, liquidation, termination or forfeiture of Borrower’s right to do business, or, if Borrower is an individual, the death or disability of Borrower; or

(h)                the filing by Borrower of either a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending any of the rights or powers of Lender or Trustee granted in the Note, herein or in any Loan Document; or

(i)                 A default, or the occurrence of an event which with the lapse of time or the giving of notice, or both, could become a default, under, or the acceleration of any indebtedness secured by, any other mortgage, security interest or assignment which covers or affects any part of the Property (but this provision does not grant or imply consent to any such mortgage, security interest or assignment); or

(j)                 The failure to commence construction of the Improvements by the Commencement Date or, after commencement of construction of the Improvements, the cessation of the construction of the Improvements for more than ten (10) days without the written consent of Lender, except cessation for not more than thirty (30) days in the aggregate caused by acts of God or other causes not within the control of Borrower; or

(k)                A failure of the construction of any part of the Improvements, or of any of the materials, articles or fixtures supplied for incorporation into the construction of the Improvements, to comply with the Plans, any Governmental Requirement, or the requirements of any lease, if applicable; or

(l)                 An inability of Borrower to satisfy any condition specified herein as precedent to the obligation of Lender to make an Advance after an Application for Advance has been submitted by Borrower to Lender; or

(m)              A failure by the Borrower to achieve Completion of Construction by the Completion Date or a determination by Lender that Completion of Construction will not be completed on or before the Completion Date; or

20

(n)                Borrower will have (i) concealed, removed, or permitted to be concealed or removed any part of its property with the intent to hinder, delay or defraud any of its creditors; (ii) made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (iii) suffered or permitted while insolvent (under any applicable definition of the term) any creditor to obtain a lien upon any of its property through legal proceedings or distraint which lien is not permanently vacated within thirty (30) days from the date thereof; or

(o)                The occurrence of any event or condition which results in, or with notice or lapse of time or both could result in, a default in the payment of any permitted indebtedness or performance of any obligation of Borrower to any person or entity other than Lender, excluding any indebtedness or obligation not exceeding, individually or in the aggregate, Fifty Thousand Dollars ($50,000) which is being contested in good faith in proceedings sufficient to prevent foreclosure of any liens or security interests therefor and for which adequate reserves have been established; or

(p)                The occurrence of a Material Adverse Change; or

(q)                The occurrence of any default under any lease covering any portion of the Property or the repudiation, termination or attempted repudiation or termination of any such lease; or

(r)                 Borrower shall default, breach or commit an event of default under that certain Loan Agreement dated January 23, 2013 (as amended, restated, supplemented or otherwise modified from time to time), by and between Borrower and Lender or any instrument, agreement or document in connection therewith.

Nothing in this Agreement will be construed to limit events of default enumerated in any of the other Loan Documents and all such events of default will be cumulative.

Article VI
CERTAIN RIGHTS AND REMEDIES OF LENDER

Section 6.01           Certain Remedies. Upon the occurrence and during the continuance of an Event of Default, or if Lender has accelerated or demanded payment of the Loan pursuant to any of the Loan Documents, Lender may, at its election, do any one or more of the following:

(a)                Declare the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable without notice of any kind, including but not limited to notice of intention to accelerate, all of which are waived by Borrower.

(b)                Terminate its commitment to lend and any obligation to disburse any Borrower’s Deposit hereunder.

(c)                Reduce any claim to judgment.

(d)                Exercise any and all Rights afforded by any of the Loan Documents, or by law or equity or otherwise, as Lender shall deem appropriate.

Section 6.02           Performance by Lender. Should any covenant, duty, or agreement of Borrower fail to be performed in accordance with the terms of the Loan Documents, Lender may, at its option, perform, or attempt to perform, such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall pay to Lender on demand any amount paid or incurred by Lender in such performance or attempted performance, together with interest thereon at the rate provided in the Note for past-due payment from the date when paid or incurred by Lender until paid. Notwithstanding the foregoing, it is expressly understood

21

that Lender does not assume and shall never have any liability or responsibility for the performance of any duties of Borrower hereunder. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, Lender shall have the right, in addition to any other Right of Lender, but not the obligation, in its own name or in the name of Borrower, to enter into possession of the Property; to perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans, Governmental Requirements and the requirements of any lease, if applicable; and to employ watchmen and other safeguards to protect the Property. Borrower hereby appoints Lender as the attorney-in-fact of Borrower with full power of substitution, and in the name of Borrower if Lender elects to do so, upon the occurrence of an Event of Default, to (a) use such sums as are necessary, including any proceeds of the Loan and Borrower’s Deposit, make such changes or corrections in the Plans, and employ such architects, engineers and contractors as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans, Governmental Requirements and the requirements of any lease, if applicable; (b) execute all applications and certificates in the name of Borrower which may be required for the completion of the construction of the Improvements; (c) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies required hereunder, or other checks or instruments payable to Borrower with respect to the Property; (d) do every act with respect to the construction of the Improvements which Borrower may do; and (e) prosecute or defend any action or proceeding incident to the Property. The power-of-attorney granted hereby is a power coupled with an interest, is irrevocable and shall not terminate upon disability of the principal. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender. No such payment or performance by Lender shall constitute a waiver of any such Event of Default.

Section 6.03           Lender Not in Control. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs and/or management of Borrower, the power of Lender being limited to the rights to exercise the remedies referred to in the other Sections of this Article; provided, that if Lender becomes the owner of any stock of any entity, whether through foreclosure or otherwise, Lender shall be entitled to exercise such legal rights as it may have by being a shareholder of such entity.

Section 6.04           Waivers. The acceptance by Lender at any time and from time to time of part payment on the Obligation shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other then existing or subsequent Event of Default. No waiver by Lender of any of its Rights hereunder, in the other Loan Documents or otherwise shall be considered a waiver of any other or subsequent Right of Lender. No delay or omission by Lender in exercising any Right under the Loan Documents or otherwise shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right exhaust the same or preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

Section 6.05           Cumulative Rights. All Rights available to Lender under the Loan Documents shall be cumulative of and in addition to all other Rights of Lender at law, in equity or otherwise whether or not the Obligation is due and payable and whether or not Lender shall have instituted any suit for collection, foreclosure or other action in connection with the Loan Documents.

Section 6.06           Funds of Lender. Any funds of Lender used for any purpose referred to in this Article shall constitute Advances secured by the Loan Documents and shall bear interest at the rate specified in the Note for past-due payments.

Section 6.07           Assignment. Lender may assign its rights or obligations hereunder or grant participations in the Loan from time to time in whole or in part.

22

Section 6.08           Offset. Lender shall be entitled to exercise the rights of offset and/or banker’s lien against the interest of Borrower in and to each and every account and other property of Borrower which are in the possession of Lender to the extent of the full amount of the Obligation.

Article VII
GENERAL TERMS AND CONDITIONS

Section 7.01           Notices.

(a)                All notices, demands, requests and other communications required or permitted hereunder, or under any other Loan Document except as otherwise provided therein, shall be in writing and shall be deemed to be given and delivered when received, or if earlier and regardless of whether or not actually received (except where actual receipt is specified herein or in any other Loan Document), upon deposit in a regularly maintained receptacle for the United States mail, registered or certified, postage fully prepaid, return receipt requested, addressed to Borrower or Lender, as the case may be, at its address specified on the first page of this Agreement or at such other address as such party may have specified theretofore by notice delivered in accordance with this Section and actually received by the other party. To the extent actual receipt is required, rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was received shall be deemed to be receipt of the notice, demand, request or other communication.

(b)                Borrower and Lender agree that no notices or other communications by electronic means between such parties or their representatives in connection with this Agreement or any instrument executed in connection herewith shall constitute a transaction, agreement, contract or electronic signature under the Electronic Signatures in Global and National Commerce Act, any version of the Uniform Electronic Transactions Act or any other statute governing electronic transactions, unless otherwise specifically agreed to in writing.

Section 7.02           Continuation and Survival. All covenants, agreements, representations and warranties made in or pursuant to this Agreement shall be deemed continuing and made at and as of the date of this Agreement and at and as of all times thereafter. All statements contained in any certificate, financial statement, legal opinion or other instrument delivered by or on behalf of Borrower pursuant to or in connection with any of the Loan Documents shall constitute additional representations and warranties made under this Agreement. All covenants, agreements, representations and warranties made in or pursuant to this Agreement shall survive until payment in full of all sums owing and performance of all other obligations hereunder by Borrower to Lender and shall not be waived by the execution and delivery of this Agreement, any Advance hereunder, completion of construction of the Improvements, any investigation by Lender or any other event except a specific written waiver by Lender.

Section 7.03           Modifications. No provision of this Agreement or the other Loan Documents may be modified, waived or terminated except by instrument in writing (referring specifically to the particular instrument) executed by the party against whom the modification, waiver or termination is sought to be enforced.

Section 7.04           Invalid Provisions. If any one or more of the provisions of this Agreement, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

Section 7.05           Election of Remedies. Lender shall have all of the Rights granted in the Loan Documents or otherwise and all of those available at law or in equity, and these same Rights shall be cumulative and

23

may be pursued separately, successively or concurrently against Borrower or any property covered under the Loan Documents at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other Right, and the same shall be nonexclusive.

Section 7.06           Loan Documents. All documents, certificates, insurance policies and other items required under this Agreement to be executed or delivered to Lender must be in form, scope and substance satisfactory to Lender. All documents evidencing, guaranteeing, securing or pertaining to the Loan shall be prepared by counsel selected by Lender.

Section 7.07           Controlling Agreement. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment or acceleration of the maturity of the Obligation or otherwise, shall the interest contracted for, charged or received by Lender hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced automatically to the maximum amount permitted under applicable law. If Lender shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Obligation in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Obligation, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this Section shall control all existing and future agreements between Borrower and Lender.

Section 7.08           No Third Party Beneficiary. This Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

Section 7.09           Lender’s Consent or Approval. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of judgment of Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Lender; and (b) deemed to have been given only by a specific writing intended for the purpose and executed by Lender. Each provision for consent, approval, inspection, review, or verification by Lender is for Lender’s own purposes and benefit only.

Section 7.10           Applicable Law; Venue. This Agreement and the other Loan Documents have been executed and delivered in the State of Texas, are performable in Bexar County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions within the State of Texas. Except to the extent that the Governmental Requirements of the United States may apply to the terms hereof, the substantive Governmental Requirements of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Agreement and the other Loan Documents. In the event of a dispute involving this Agreement, any other Loan Document or any other instrument executed in connection herewith, Borrower irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to the Loan, any Advance or any Loan Document. To the extent that Chapter 303 of the Texas Finance Code is applicable to the Loan, any Advance or any Loan Document, the “weekly ceiling” specified in such chapter is the applicable ceiling; provided, that if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

24

Section 7.11           Counterpart Execution. This Agreement may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. For purposes of negotiating and finalizing this Agreement, if this document or any document executed in connection with it is transmitted by facsimile machine, electronic mail or other electronic transmission, it will be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine or electronic mail will be considered for all purposes as an original signature. Any such transmitted document will be considered to have the same binding legal effect as an original document. At the request of any party, any faxed or electronically transmitted document will be re-executed by each signatory party in an original form.

Section 7.12           Loan Agreement Governs. In the event of any conflict between the terms of this Agreement and any terms of any other Loan Document, the terms of this Agreement shall govern. All of the Loan Documents are by this reference incorporated into this Agreement.

Section 7.13           USA Patriot Act Notice. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.

Section 7.14           Time of Essence. Time shall be of the essence in this Agreement.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

25

EXECUTED AND DELIVERED to be effective on the date first recited herein.

BORROWER:

MICROPAC INDUSTRIES, INC.,

a Delaware corporation

By: /s/ Mark W. King

Name: Mark W. King

Title: Chief Executive Officer

LENDER:

FROST BANK,

a Texas state bank

By: /s/ Kyle Bottom

Name: Kyle Bottom

Title: Vice President

26

The following Exhibits have been Omitted

EXHIBIT A
LAND

EXHIBIT B
CONDITIONS TO FIRST ADVANCE

EXHIBIT B-1
SURVEY REQUIREMENTS

EXHIBIT C
CONSTRUCTION DETAILS

EXHIBIT D
APPROVED BUDGET

EXHIBIT E
TITLE POLICY REQUIREMENTS

EXHIBIT F
INSURANCE REQUIREMENTS

27

PROMISSORY NOTE
(Fixed Rate)

$16,160,000.00	March 26, 2021

For value received, MICROPAC INDUSTRIES, INC., a Delaware corporation (“Borrower”), promises to pay to the order of FROST BANK, a Texas state bank (“Lender”), at P.O. Box 34746, San Antonio, Texas 78265, or at such other address as Lender shall from time to time specify in writing, the principal sum of SIXTEEN MILLION ONE HUNDRED SIXTY THOUSAND AND NO/100 DOLLARS ($16,160,000.00), in legal and lawful money of the United States of America, with interest on the outstanding principal from the date advanced until paid at the rate set out below. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by applicable law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

1.                   Payment Terms.

(a)                Interest-Only Period. Interest only shall be due and payable monthly as it accrues on the twenty-sixth (26th) day of each and every calendar month, beginning April 26, 2021, and continuing regularly and monthly thereafter until March 26, 2023; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as Lender shall determine.

(b)                Amortization Period. Principal and interest shall be due and payable monthly in an amounts determined by Lender required to fully amortize the outstanding principal balance of this Note over a period of twenty-five (25) years, payable on the twenty-sixth (26th) day of each and every calendar month, beginning April 26, 2023, and continuing regularly thereafter until March 26, 2031, when the entire amount hereof, principal and accrued interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as Lender shall determine.

2.                   Late Charge. If a payment is made more than ten (10) days after it is due, Borrower will be charged, in addition to interest, a delinquency charge of (a) five percent (5.00%) of the unpaid portion of the regularly scheduled payment, or (b) $250.00, whichever is less. Additionally, upon maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within ten (10) days of the maturity date, Borrower will be charged a delinquency charge of (x) five percent (5.00%) of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (y) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

3.                   Interest Rate. The unpaid principal balance of this Note shall bear interest prior to maturity (however such maturity is brought about) at a fixed rate of three and forty hundredths percent (3.40%) per annum.

4.                   Default Rate. For so long as any Event of Default exists under this Note or under any of the other Loan Documents (as defined herein), regardless of whether or not there has been an acceleration

28

of the indebtedness evidenced by this Note, and at all times after the maturity of the indebtedness evidenced by this Note (whether by acceleration or otherwise), and in addition to all other rights and remedies of Lender hereunder, interest shall accrue at the rate stated above plus five percent (5.00%) per annum, but in no event in excess of the highest rate permitted by applicable law, and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender’s actual damages resulting from any Event of Default, and such accrued interest is a reasonable estimate of those damages and does not constitute a penalty.

5.                   Prepayment. Borrower shall not have the right to prepay this Note, except in accordance with the following: (a) such prepayment shall be in full payment of the outstanding balance and all accrued but unpaid interest on this Note, (b) Borrower shall provide written notice to Lender not less than thirty (30) days prior to the date of such prepayment, and (c) Borrower shall pay to Lender a prepayment premium in accordance with the following:

In consideration of Lender offering to make the loan as a fixed rate loan, Borrower agrees that if Borrower prepays this Note, Borrower shall pay all accrued interest on this Note and a prepayment premium equal to the product of (x) the principal balance of this Note times (y) the Prepayment Factor (as defined below) times (z) the number of months remaining from the prepayment date to the termination date of the fixed interest rate period of this Note (with any fraction of a month counted as a month), discounted to net present value at the Discount Rate (as defined below) on a monthly basis.

As used herein:

“Determination Date” means the start date of the fixed interest rate period of this Note.

“Discount Rate” means the Treasury Rate for the Prepayment Date.

“H.15” means “Statistical Release H.15, Selected Interest Rates” of the Board of Governors of the Federal Reserve System, or any successor publication.

“Prepayment Factor” means A minus B divided by 12, where

A	= The sum of (i) the Treasury Rate for the Determination Date plus (ii) one half of one percent (½%); and
B	= The Treasury Rate for the Prepayment Date.

“Treasury Rate for the Determination Date” means, for any date, the Treasury constant maturity nominal yield value displayed for the date in question in H.15 for the maturity closest in length to the term of the fixed interest rate period of this Note.

“Treasury Rate for the Prepayment Date” means, for any date, the Treasury constant maturity nominal yield value displayed for the date in question in H.15 for the maturity closest in length to the remaining term of the fixed interest rate period of this Note.

Lender shall deliver to Borrower a statement setting forth the amount and manner of determining such prepayment premium, which statement shall be conclusive and binding upon Borrower for all purposes, absent manifest error. Borrower agrees to pay such prepayment to Lender within three (3) calendar days after receipt of such statement. If no Treasury Rate is displayed in H.15 for the Determination Date or the prepayment date, Lender shall use the Treasury Rate for the next preceding date for which it is displayed. If, in the case of any prepayment, Lender determines B in the Prepayment Factor to equal or exceed A, then no prepayment premium shall be due. Failure by Lender to collect or demand such a

29

premium at the time of a prepayment shall not be deemed a waiver of Lender’s right to such premium or to any future premium.

The prepayment premium provided above shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of this Note is paid prior to the maturity date of this Note, whether such prepayment is voluntary or involuntary, even if such prepayment results from Lender’s exercise of its rights upon an Event of Default and acceleration of the maturity date of this Note (irrespective of whether or not foreclosure proceedings or any other proceedings against Borrower, the mortgaged property or any guarantor have been commenced), and shall be in addition to any other sums due under this Note or under any of the other Loan Documents. No tender of a prepayment of this Note with respect to which a prepayment premium is due shall be effective unless and until such prepayment is accompanied by the applicable prepayment premium.

6.                   Default. It is expressly provided that upon default in the punctual payment of any indebtedness evidenced by this Note or any part hereof, as the same shall become due and payable, or upon the occurrence of an event of default specified in any of the other Loan Documents (as defined below), the holder of this Note may, at its option, without further notice or demand, (a) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (b) refuse to advance any additional amounts under this Note, (c) foreclose all liens securing payment hereof, (d) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (e) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Borrower agrees and promises to pay all costs of collection, including reasonable attorneys’ fees.

7.                   Joint and Several Liability; Waiver. Each maker, signer, surety and endorser hereof, as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this Note without affecting the obligations of the others. All such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

8.                   No Usury Intended; Usury Savings Clause. In no event shall interest contracted for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by applicable law. The amounts of such interest or other charges previously paid to the holder of this Note in excess of the amounts permitted by applicable law shall be applied by the holder of this Note to reduce the principal of the indebtedness evidenced by this Note, or, at the option of the holder of this Note, be refunded. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

30

9.                   Security. This Note has been executed and delivered pursuant to that certain Construction Loan Agreement dated of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and between Borrower and Lender, and is secured by, inter alia, that certain Deed of Trust, Security Agreement - Financing Statement dated of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Deed of Trust”), executed by Borrower in favor of Dan J. Guarino, Trustee for the benefit of the Lender, covering certain real property situated in Dallas County, Texas, as more particularly described therein. This Note, the Loan Agreement, the Deed of Trust and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note are collectively referred to as the “Loan Documents”. The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

10.               Texas Finance Code. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the “weekly ceiling” specified in such article is the applicable ceiling; provided, that if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

11.               Governing Law, Venue. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

12.               Purpose of Loan. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment, or other similar purposes.

13.               Captions. The captions in this Note are inserted for convenience only and are not to be used to limit the terms herein.

14.               Financial Information. Borrower agrees to promptly furnish such financial information and statements, including financial statements in a format acceptable to Lender, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower’s financial condition and business operations as Lender may request from time to time. This provision shall not alter the obligation of Borrower to deliver to Lender any other financial statements or reports pursuant to the terms of any other Loan Documents.

THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

31

EXECUTED AND DELIVERED to be effective on the date first recited herein.

BORROWER:

MICROPAC INDUSTRIES, INC.,

a Delaware corporation

By: /s/Mark W. King

Name: Mark W. King

Title: Chief Executive

32

DEED OF TRUST,
SECURITY AGREEMENT - FINANCING STATEMENT

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

As of the 26th day of March, 2021, MICROPAC INDUSTRIES, INC., a Delaware corporation (hereinafter, whether one or more, jointly and severally called “Grantor”), whose mailing address is 905 E. Walnut Street, Garland, Texas 75040, in consideration of the debt and trust hereinafter mentioned, does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto DAN J. GUARINO, Trustee (as hereinafter defined), the following described property (all of which is sometimes referred to collectively herein as the “Property”):

1.                   the real estate situated in Dallas County, Texas, which is more particularly described in Exhibit A attached hereto and made a part hereof for all purposes the same as if set forth herein verbatim, together with all right, title and interest of Grantor in and to (a) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the real property or the Improvements (as hereinafter defined); (b) any strips or gores between the real property and abutting or adjacent properties; and (c) all water and water rights, timber, crops and mineral interests pertaining to the real property (such real estate and other rights, titles and interests being hereinafter sometimes called the “Land”);

2.                   all buildings, covered garages, air conditioning, towers, open parking areas, structures and other improvements of any kind or nature, and any additions, alterations, betterments or appurtenances thereto, (the “Improvements”) now or hereafter situated placed or constructed on the Land;

3.                   all fixtures, systems, machinery, building and construction materials, of every kind and character, now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing, including, but without limiting the foregoing, any and all fixtures, equipment, machinery, systems, facilities and apparatus for heating, ventilating, air conditioning, refrigerating, plumbing, sewer, lighting, generating, cleaning, storage, incinerating, waste disposal, sprinkler, fire extinguishing, communications, transportation (of people or things, including, but not limited to, stairways, elevators, escalators and conveyors), data processing, security and alarm, laundry, food or drink preparation, storage or serving, gas, electrical and electronic, water, and recreational uses or purposes; all tanks, pipes, wiring, conduits, ducts, doors, partitions, rugs and other floor coverings, wall coverings, windows, drapes, window screens and shades, awnings, fans, motors, engines and boilers; but excluding inventory and other trade or business movable personal property (all of which are herein sometimes referred to together, as the “Accessories”);

4.                   all (a) plans and specifications for the Improvements; (b) contracts relating to the Land, or the Improvements or the Accessories or any part thereof, including without limitations, contracts for the purchase or sale of any of the Property; (c) deposits, (including, but not limited to, earnest money deposits or letters of credit under purchase or sale contracts, Grantor’s rights in tenants’ security deposits, deposits with respect to utility services to the Land, or the Improvements or the Accessories or any part thereof, refundable or reimbursable tap fees, commitment fees or development costs), and any deposits or reserves hereunder or under any other Loan Document (as hereinafter defined) for taxes, insurance or otherwise, funds, accounts, contract rights, instruments, documents, commitments, general intangibles (including, but not limited to, trademarks, trade names and symbols), notes and chattel paper used in connection with or

33

arising from or by virtue of any transactions related to the Land, or the Improvements or the Accessories or any part thereof; (d) permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Land, or the Improvements or the Accessories or any part thereof; (e) Leases (as hereafter defined), Rents (as hereafter defined) and other benefits of the Land, the Improvements and the Accessories; (f) awards, remunerations, reimbursements, settlements and/or compensation made by any governmental authority, including, but not limited to those for municipal utility district or other utility costs; and (g) other properties, rights, titles and interests, if any, specified in any Section or any Article of this Deed of Trust as being part of the Property; and

5.                   all (a) proceeds of or arising from the properties, rights, titles and interests referred to above in paragraphs (i), (ii), (iii) and (iv), including, but not limited to, proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto by eminent domain or sale in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto whether caused by such a taking (including change of grade of streets, curb cuts or other rights of access) or otherwise caused; and (b) other interests of every kind and character, and proceeds thereof, which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in paragraphs (i), (ii), (iii) and (iv) and all property used or useful in connection therewith, including, but not limited to, remainders, reversions and reversionary rights or interests, but expressly excluding inventory and other trade or business movable personal property. In the event the estate of Grantor in and to any of the Property is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other further or additional title, estates, interest or rights which may exist now or at any time be acquired by Grantor in or to the property demised under the lease creating such leasehold estate and including Grantor’s rights, if any, to the property demised under such lease and, if fee simple title to any of such property shall ever become vested in Grantor such fee simple interest shall be encumbered by this Deed of Trust in the same manner as if Grantor had fee simple title to said property as of the date of execution hereof.

TO HAVE AND TO HOLD the Property, unto Trustee and Trustee’s successors, substitutes or assigns, in trust and for the uses and purposes herein set forth, forever, together with all rights, privileges, hereditaments and appurtenances in anywise appertaining or belonging thereto, subject only to the Permitted Exceptions (herein so called) listed on Exhibit B attached hereto (to the extent that the same are valid, subsisting and affect the Property), and Grantor, for Grantor and Grantor’s successors, hereby agrees to warrant and forever defend, all and singular, the Property unto Trustee and Trustee’s successors or substitutes in this trust against the claim or claims of all persons claiming or to claim the same or any part thereof, subject, however, as aforesaid.

Article VIII
THE OBLIGATION

Section 8.01           Beneficiary. This Deed of Trust (as used herein, the expression “this Deed of Trust” shall mean this Deed of Trust, Security Agreement - Financing Statement), and all rights, title, interest, liens, security interests, powers and privileges created hereby or arising by virtue hereof, are given to secure payment and performance of the Obligation (as hereinafter defined), including the indebtedness described in Section 8.02 hereof payable to the order of FROST BANK, a Texas state bank (“Beneficiary”), whose mailing address is P.O. Box 1600, San Antonio, Texas 78296. The word “Beneficiary”, as used herein, shall mean Beneficiary named in this Section and all subsequent holders of the Note at the time in question.

Section 8.02           Obligation. The word “Obligation”, as used herein, shall mean all of the indebtedness, obligations and liabilities described as follows:

34

(a)                the indebtedness evidenced by that certain promissory note (as amended, restated, supplemented or otherwise modified from time to time, the “Note”) of even date herewith, incorporated herein by this reference, executed by Grantor, payable to the order of Beneficiary in the principal amount of SIXTEEN MILLION ONE HUNDRED SIXTY THOUSAND AND NO/100 DOLLARS ($16,160,000.00), bearing interest as therein specified, containing an attorneys’ fee clause, interest and principal being payable as therein specified;

(b)                all indebtedness, obligations and liabilities described in or arising pursuant to the provisions of this Deed of Trust, loan agreement (including, without limitation, that certain Construction Loan Agreement dated of even date herewith by and between Grantor and Beneficiary (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), any other security agreement, mortgage, deed of trust, the Interest Rate Protection Agreement (as defined in the Loan Agreement), if any, collateral assignment, pledge agreement, contract or assignment of any kind, now or hereafter existing, as security for or in connection with payment of the Obligation or any part thereof and of any other document evidencing, securing or executed in connection with the Obligation as amended, modified or restated, ratified, confirmed, extended or supplemented (herein referred to individually as a “Loan Document” and, collectively, as the “Loan Documents”);

(c)                all other and any additional debts, obligations and liabilities of every kind and character of Grantor, whether now or hereafter existing, whether related or unrelated to the purpose of the Note, in favor of Beneficiary, regardless of whether such debts, obligations and liabilities be direct or indirect, primary, secondary, joint, several, joint and several, fixed or contingent, unsecured or secured by additional or different securities, it being contemplated by Grantor and Beneficiary that Grantor may hereafter become indebted to Beneficiary in further sum or sums; provided, however, that this Deed of Trust shall not secure any indebtedness of Grantor to Beneficiary which under any circumstances is prohibited by the Texas Finance Code or any other law; and

(d)                any and all renewals, modifications, rearrangements, amendments, extensions or increases of all or any part of the indebtedness, obligations and liabilities described or referred to in Sections 8.02(a), 8.02(b) and 8.02(c) preceding.

Grantor, and each party at any time claiming an interest in or lien or encumbrance against the Property, agrees that all advances made by Beneficiary from time to time under any of the Loan Documents, and all other portions of the Obligation herein referred to, shall be secured by this Deed of Trust with priority as if all of the same had been advanced, had arisen or became owing or performable on the date of this Deed of Trust. No reduction of the outstanding principal balance under the Note shall extinguish, release or subordinate any rights, titles, interests, liens, security interests, powers or privileges intended, created or arising hereunder or under any other Loan Document, and this Deed of Trust shall remain in full force and effect as to any subsequent advances or subsequently arising portions of the Obligation without loss of priority until the Obligation is fully paid, performed and satisfied, all agreements and obligations, if any, of Beneficiary for further advances have been terminated and this Deed of Trust has been released of record by Beneficiary.

Article IX
CERTAIN REPRESENTATIONS, WARRANTIES AND
COVENANTS OF GRANTOR

Section 9.01           Warranties and Representations. Grantor represents, warrants and undertakes that:

(a)                Grantor has full right and authority to execute and deliver this Deed of Trust;

35

(b)                Grantor has, in Grantor’s own right, good and indefeasible title in fee simple to the Property free from any encumbrance superior to the indebtedness hereby secured, subject only to the Permitted Exceptions;

(c)                no part of the Property is Grantor’s homestead of any type or character and this Deed of Trust is and shall continue to be a valid and enforceable lien and security interest against the Property until the Obligation is fully discharged;

(d)                Grantor and each guarantor of the Obligation are solvent and no proceeding under any Applicable Bankruptcy Laws (as hereinafter defined) is pending or threatened by or against any of them, or any affiliate of any of them, as a debtor;

(e)                if Grantor is a corporation, partnership, limited liability company, trust or other entity, Grantor is and shall until the Obligation is fully discharged continue to be (i) duly organized and validly existing in good standing under the laws of the state of Grantor’s organization, and in good standing under Texas law, (ii) in compliance with all conditions prerequisite to Grantor’s lawfully doing business in the State of Texas, and (iii) possessed of all power and authority necessary to own, encumber and operate the Property;

(f)                 all Loan Documents executed by Grantor have been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are within Grantor’s powers and are not in contravention of any law, agreement or restriction to which Grantor or the Property is subject;

(g)                the loan evidenced by the Note is solely for the purpose of carrying on or acquiring a business of Grantor, and is not for personal, family, household or agricultural purposes;

(h)                Grantor’s mailing address as set forth herein is true and correct;

(i)                 all reports, financial statements and other information heretofore furnished to Beneficiary by or on behalf or at the request of Grantor with respect to the Property, Grantor, any guarantor or other party liable for payment or performance of the Obligation or any part thereof are, and all of the same hereafter furnished to Beneficiary will when furnished be, true, correct and complete in all material respects and do not, or will not, omit any fact, the inclusion of which is necessary to prevent the facts contained therein from being materially misleading;

(j)                 since the date of the financial statements of Grantor or of any guarantor or other party liable for payment or performance of the Obligation or any part thereof heretofore furnished to Beneficiary, no material adverse change has occurred in the financial condition of Grantor or any such other party, and, except as heretofore disclosed in writing to Beneficiary, Grantor or any such other party has not incurred any material liability, direct or indirect, fixed or contingent; and

(k)                the Property is taxed separately without regard to any other real estate and the Land constitutes a legally subdivided lot under all applicable laws and regulations (or, if not subdivided, no subdivision or platting of the Land is required under applicable laws or regulations), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel.

Section 9.02           Covenants. Grantor, for Grantor and Grantor’s successors and permitted assigns, hereunder covenants, agrees and undertakes to:

(a)                pay and perform the Obligation in accordance with the terms thereof;

36

(b)                pay or cause to be paid, before delinquent, all taxes and assessments of every kind or character in respect of the Property or any part thereof and, from time to time upon request of Beneficiary, to furnish to Beneficiary evidence satisfactory to Beneficiary of the timely payment of such taxes and assessments and governmental charges (the word “assessments” as used herein includes not only assessments and charges by any governmental body, but also all other assessments and charges of any kind, including, but not limited to, assessments or charges for any utility or utility service, easement, license or agreement upon, for the benefit of, or affecting the Property, and assessments and charges arising under subdivision, condominium, planned unit development or other declarations, restrictions, regimes or agreements);

(c)                purchase and maintain policies of insurance with respect to the Property in accordance with the Loan Agreement;

(d)                cause all insurance (except commercial general liability insurance) carried in accordance with Section Error! Reference source not found. hereof to be payable to Beneficiary as a mortgagee and not as a co-insured, to deliver copies of such policies of insurance to Beneficiary, and, in the case of all policies of insurance carried by each lessee of all or any portion of the Property for the benefit of Grantor, to cause all such policies to be payable to Beneficiary as Beneficiary’s interest may appear;

(e)                pay, or cause to be paid, all premiums for insurance required hereunder at least ten (10) days before such premiums become due, furnish to Beneficiary satisfactory proof of the timeliness of such payments and deliver all renewal policies to Beneficiary at least ten (10) days before the expiration date of each expiring policy;

(f)                 comply with all federal, state, or municipal laws, rules, ordinances and regulations applicable to the Property and Grantor’s ownership, use and operation thereof, and comply with all, and not violate any, easements, restrictions, agreements, covenants and conditions with respect to or affecting the Property or any part thereof;

(g)                at all times maintain, preserve and keep the Property in good repair and condition and presenting a first class appearance, and from time to time, make all necessary and proper repairs, replacements and renewals, and not commit or permit any waste on or of the Property, and not to do anything to the Property that may impair its value and not permit any condition to exist on the Property that would permit an insurer to cancel or increase the premium for any insurance policy or invalidate such policy in whole or in part;

(h)                promptly pay all bills for labor and materials incurred in connection with the Property and never permit to be created or to exist in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and security interests hereof, for any such bill, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest on a parity with or superior to any of the liens or security interests hereof;

from time to time, at the request of Beneficiary, (A) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in any other Loan Document or in the execution or acknowledgment thereof; (B) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Beneficiary’s opinion, to carry out more effectively the purposes of this Deed of Trust and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements,

37

or appurtenances to the Property; (C) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Beneficiary to protect the liens and the security interests herein granted against the rights or interests of third persons, and Grantor will pay all costs connected with any of the foregoing, and (D) cause the Loan Documents requested by Beneficiary and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded, and re-filed in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and re-filing taxes, documentary stamp taxes, fees, and other charges;

(i)                 continuously maintain Grantor’s existence and right to do business in Texas;

(j)                 at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens or security interests created hereby, or upon the Obligation or any part thereof, immediately pay all such taxes; provided, that if such law as enacted makes it unlawful for Grantor to pay such tax, Grantor shall not pay nor be obligated to pay such tax, and in the alternative, Grantor may, in the event of the enactment of such a law, and must, if it is unlawful for Grantor to pay such taxes, prepay the Obligation in full within sixty (60) days after demand therefor by Beneficiary;

(k)                at any time and from time to time, furnish promptly upon the request of Beneficiary, a written statement or affidavit, in form satisfactory to Beneficiary, stating the unpaid balance of the Obligation and that there are no offsets or defenses against full payment of the Obligation and the terms hereof, or, if there are any such offsets or defenses, specifying them;

(l)                 not cause or permit the Accessories or any part thereof, to be removed from the county and state where the Land is located, except items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new;

(m)              not seek or acquiesce in a zoning reclassification of any portion of the Property or grant any easement, dedication, plat or restriction (or allow any easement to become enforceable by prescription) covering any portion of the Property, or remove, release or terminate any easement, dedication, plat or restriction previously approved by Beneficiary, without Beneficiary’s prior written consent;

(n)                not, without the prior written consent of Beneficiary, permit any drilling or exploration for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof and AGREE TO DEFEND, INDEMNIFY, SAVE AND HOLD BENEFICIARY, ITS OFFICERS, AGENTS, SERVANTS, EMPLOYEES, SUCCESSORS AND ASSIGNS HARMLESS FROM ANY AND ALL CLAIMS, LIABILITIES, LOSSES OR EXPENSES WHICH MAY BE INCURRED BY BENEFICIARY, AND ANY AND ALL OTHER EXPENSES OR LOSSES, EITHER DIRECT OR CONSEQUENTIAL, WHICH ARE ATTRIBUTABLE, OR ALLEGED IN ANY WAY TO BE ATTRIBUTABLE, TO THE DEVELOPMENT AND EXPLOITATION OF MINERAL RIGHTS IN, ON OR AROUND THE PROPERTY BY GRANTOR OR ANY OTHER PARTY; and

(o)                subject to the provisions of Section 14.07 hereof, pay on demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys’ fees and expenses, paid or incurred by Beneficiary or Trustee to third parties incident to this Deed of Trust or any other Loan Document (including, but not limited to, reasonable attorneys’ fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver

38

hereunder or under any other Loan Document, the making of any advance under the Note, and any suit to which Beneficiary or Trustee is a party involving this Deed of Trust or the Property) or incident to the enforcement of the Obligation or the exercise of any right or remedy of Beneficiary under any Loan Document.

Article X
DEFAULTS AND REMEDIES OF BENEFICIARY

Section 10.01       Default. The term “Default,” as used herein, shall mean the occurrence of any one or more “Event of Default” (as defined in the Loan Agreement).

Section 10.02       Beneficiary’s Remedies Upon Default. Upon the occurrence of a Default, Beneficiary may, at Beneficiary’s option, do any one or more of the following:

(a)                If Grantor has failed to keep or perform any covenant whatsoever contained in this Deed of Trust, Beneficiary may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Obligation, and Grantor promises, upon demand, to pay to Beneficiary, at the place where the Note is payable, all sums so advanced or paid by Beneficiary, with interest from the date when paid or incurred by Beneficiary at the rate provided in the Note for past due payment. No such payment by Beneficiary shall constitute a waiver of any Default. In addition to the liens and security interests hereof, Beneficiary shall be subrogated to all rights, titles, liens and security interests securing the payment of any debt, claim, tax or assessment for the payment of which Beneficiary may make an advance, or which Beneficiary may pay.

(b)                Beneficiary may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner whatsoever on the Obligation, declare the entire unpaid balance of the Obligation immediately due and payable, and upon such declaration, the entire, unpaid balance of the Obligation shall be immediately due and payable.

(c)                Beneficiary may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

Trustee is hereby authorized and empowered and it shall be Trustee’s special duty, upon such request of Beneficiary, to sell the Property or any part thereof, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust.

In addition to the rights and powers of sale granted under the preceding provisions of this Section 3.02(c)(ii), if default is made in the payment of any installment of the Obligation, Beneficiary may, at Beneficiary’s option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Obligation to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Property subject to such unmatured indebtedness and to the rights, powers, liens, security interests and assignments securing or

39

providing recourse for payment of such unmatured indebtedness, in the same manner, all as provided in the preceding provisions of this Section 3.02(c)(ii). Sales made without maturing the Obligation may be made hereunder whenever there is a default in the payment of any installment of the Obligation, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this Section 3.02(c)(ii), the unmatured balance of the Obligation or the rights, powers, liens, security interests and assignments securing or providing recourse for payment of the Obligation.

Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the Obligation is paid and performed in full. It is intended by each of the foregoing provisions of this Section 3.02(c)(iii)that Trustee may, after any request or direction by Beneficiary, sell not only the Land and the Improvements, but also the Accessories and other interests constituting a part of the Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit at any sale any of the Property.

After any sale under this Section 3.02(c), Trustee shall make good and sufficient deeds, assignments and other conveyances to the purchaser or purchasers thereunder in the name of Grantor, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Grantor. It is agreed that, in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, or as to the occurrence or existence of any Default, or as to the acceleration of the maturity of the Obligation, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution and application of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and, without being limited by the foregoing, as to any other act or thing having been duly done by or on behalf of Beneficiary or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that the said statements or recitals state facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

(d)                Beneficiary may, or Trustee may upon written request of Beneficiary, proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Obligation in accordance with the terms hereof and of the Note or the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction.

(e)                Beneficiary, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Property or any part thereof, and of the income, rents, issues and profits thereof.

(f)                 Beneficiary may enter upon the Land, take possession of the Property and remove the Accessories or any part thereof, with or without judicial process, and, in connection therewith, without any responsibility or liability on the part of Beneficiary, take possession of any property located on or in the Property which is not a part of the Property and hold or store such property at Grantor’s expense.

(g)                Beneficiary may require Grantor to assemble the Accessories or any part thereof, and make them available to Beneficiary at a place to be designated by Beneficiary which is reasonably convenient to Grantor and Beneficiary.

40

(h)                After notification, if any, hereafter provided in this Section 3.02(h), Beneficiary may sell, lease or otherwise dispose of, at the office of Beneficiary or on the Land or elsewhere, as chosen by Beneficiary, all or any part of the Accessories, in their then condition, or following any commercially reasonable preparation or processing, and each Sale (as used in this Section 3.02(h), the term “Sale” means any sale, lease, or other disposition made pursuant to this Section 3.02(h)) may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, and, at any Sale it shall not be necessary to exhibit the Accessories or part thereof being sold. The Sale of any part of the Accessories shall not exhaust Beneficiary’s power of sale, but Sales may be made from time to time until the Obligation is paid and performed in full. Reasonable notification of the time and place of any public Sale pursuant to this Section 3.02(h), or reasonable notification of the time after which any private Sale is to be made pursuant to this Section 3.02(h), shall be sent to Grantor and to any other person entitled under the Code (as hereinafter defined) to notice; provided, that if the Accessories or part thereof being sold are perishable, or threaten to decline rapidly in value, or are of a type customarily sold on a recognized market, Beneficiary may sell, lease or otherwise dispose of the Accessories, or part thereof, without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates, is reasonable notification and notice for the purposes of this Section 3.02(h).

(i)                 Beneficiary may surrender the insurance policies maintained pursuant to Section Error! Reference source not found. hereof or any part thereof, and receive and apply the unearned premiums as a credit on the Obligation and, in connection therewith, Grantor hereby appoints Beneficiary as agent and attorney-in-fact for Grantor to collect such premiums.

(j)                 Beneficiary may retain the Accessories in satisfaction of the Obligation whenever the circumstances are such that Beneficiary is entitled to do so under the Code.

(k)                Beneficiary may buy the Property or any part thereof at any public sale or judicial sale.

(l)                 Beneficiary may buy the Accessories or any part thereof at any private sale, if the Accessories or part thereof being sold are a type customarily sold in a recognized market or a type subject to widely distributed standard price quotations.

(m)              Beneficiary shall have and may exercise any and all other rights and remedies which Beneficiary may have at law or in equity, or by virtue of any Loan Document, or under the Code, or otherwise.

(n)                Beneficiary may apply the reserves, if any, required by Section 13.03 hereof toward payment of the Obligation.

Section 10.03       Beneficiary as Purchaser. If Beneficiary is the purchaser of the Property or any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in Trustee or upon any other foreclosure of the liens and security interests hereof, or otherwise, Beneficiary shall, upon any such purchase, acquire good title to the Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Obligation and Beneficiary elects that no merger occur.

Section 10.04       Other Rights of Beneficiary. Should any part of the Property come into the possession of Beneficiary, whether before or after Default, Beneficiary may use or operate the Property for the purpose of preserving it or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Beneficiary in respect of the Property. Grantor covenants promptly to reimburse and pay to Beneficiary on demand, at the place where the Note is payable, the amount of all reasonable expenses (including the cost of any insurance, taxes or other charges) incurred by Beneficiary

41

in connection with Beneficiary’s custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Beneficiary at the rate provided in the Note for past-due principal, and all such expenses, costs, taxes, interest and other charges shall be and become a part of the Obligation. It is agreed, however, that the risk of loss or damage to the Property is on Grantor, and Beneficiary shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured.

Section 10.05       Possession After Foreclosure. If the liens or security interests hereof shall be foreclosed by power of Trustee’s sale, by judicial action or otherwise, the purchaser at any such sale shall receive, as an incident to Trustee’s ownership, immediate possession of the property purchased, and if Grantor or Grantor’s successors shall hold possession of said property or any part thereof, subsequent to foreclosure, Grantor and Grantor’s successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Property so occupied), and anyone occupying such portion of the Property after demand is made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

Section 10.06       Application of Proceeds. The proceeds from any sale, lease or other disposition made pursuant to this Article, or the proceeds from the surrender of any insurance policies pursuant to Section 10.02(i) hereof, or any Rents collected by Beneficiary from the Property (except Rents received pursuant to Article XII hereof), or the reserves required by Section 13.03 hereof, or sums received pursuant to Section 13.01 hereof, or proceeds from insurance which Beneficiary elects to apply to the Obligation pursuant to Section 13.02 hereof, shall be applied by Trustee, or by Beneficiary, as the case may be, as follows: FIRST, to the payment of all expenses of advertising, selling and conveying the Property or part thereof, including reasonable attorneys’ fees; SECOND, to accrued interest on the Obligation; THIRD, to principal on the matured portion of the Obligation; FOURTH, to prepayment of the unmatured portion, if any, of the Obligation applied to installments of principal in inverse order of maturity; and FIFTH, the balance, if any, remaining after the full and final payment and performance of the Obligation, to the person or persons legally entitled thereto.

Section 10.07       Abandonment of Sale. In the event a foreclosure hereunder is commenced by Trustee in accordance with Section 10.02(c) hereof, Beneficiary may, at any time before the sale, direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and for the foreclosure of the liens and security interests hereof. If Beneficiary should institute a suit for the collection of the Note and for a foreclosure of the liens and security interests hereof, Beneficiary may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Property or any part thereof in accordance with the provisions of this Deed of Trust.

Section 10.08       Payment of Fees. If the Note or any other part of the Obligation shall be collected or enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to the beneficiary to mature same, or if Beneficiary becomes a party to any suit where this Deed of Trust or the Property or any part thereof is involved, Grantor agrees to pay Beneficiary’s attorneys’ and collection fees, and such fees shall be and become a part of the Obligation.

Section 10.09       Indemnification of Trustee. Except for gross negligence or willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by Trustee in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Grantor shall indemnify Trustee against all

42

liability and expenses which Trustee may incur in the performance of Trustee’s duties hereunder.

Section 10.10       Substitute Trustee. Beneficiary may appoint a substitute Trustee (a) if Trustee herein named or any substitute Trustee shall die, resign, or fail, refuse or be unable, for any reason, to make any such sale or to perform any of the trusts herein declared; or (b) at the option of Beneficiary from time to time as often and whenever Beneficiary prefers and with or without any reason or cause. Each appointment shall be in writing, but without the necessity of recordation, notice to Grantor, or any other action or formality. Each substitute trustee so appointed shall thereupon by such appointment become Trustee and succeed to all the estates, titles, rights, powers, trusts and duties of predecessor Trustee. Any such appointment may be executed by Beneficiary or any authorized representative of Beneficiary, and such appointment shall be presumed conclusively to have been executed with due and proper authority. Without limiting the generality of the foregoing, if Beneficiary is a corporation, bank or association, of any type or character, such appointment may be executed in its behalf by any officer of Beneficiary and shall be presumed conclusively to have been executed with due and proper authority without necessity of proof of any action by the board of directors or any superior officer. Wherever herein the word “Trustee” is used, the same shall mean the duly appointed trustee or substitute trustee hereunder at the time in question. Trustee may resign by written notice to Beneficiary.

Article XI
SECURITY AGREEMENT AND FINANCING STATEMENT

This Deed of Trust is also a security agreement between Grantor, as debtor, and Beneficiary, as secured party. Grantor hereby grants to Beneficiary and Beneficiary’s successors and assigns, a security interest in those portions of the Property, other than the Land and Improvements, which constitute personal property (excluding inventory and other trade or business movable personal property), whether tangible or intangible, and each and every part thereof, and in all proceeds from the sale, lease or other disposition thereof, and in all sums, proceeds, funds and reserves described or referred to in Sections 13.01, 13.02 and 13.03 hereof. However, the grant of a security interest in proceeds shall not be deemed to authorize any action otherwise prohibited herein. In addition to Beneficiary’s rights hereunder or otherwise, Beneficiary shall have all of the rights of a secured party under the Texas Business and Commerce Code, as amended (the “Code”). Furthermore, without limiting Beneficiary’s rights hereunder, Grantor authorizes Beneficiary to file financing statements and amendments thereto under the provisions of the Code. In addition, Grantor, from time to time, upon each request of Beneficiary, shall promptly (a) execute and deliver to Beneficiary such other documents as required by Beneficiary in order to establish or maintain the validity, perfection or priority of the security interest with respect to the personal property or fixtures; (b) pay to Beneficiary on demand all costs of preparation and filing of financing statements pursuant hereto and all costs of Code searches reasonably required by Beneficiary; and (c) give to Beneficiary a certificate in form satisfactory to Beneficiary listing all trade names of Grantor and under which Grantor operates or intends to operate the Property or any part thereof, and give to Beneficiary advance written notice of any proposed change of any such trade name and of any change of name (or trade name or assumed name), identity or structure of Grantor. A carbon, photographic or other reproduction of this Deed of Trust or of a financing statement executed pursuant hereto is sufficient as a financing statement. This Deed of Trust is, without limitation, intended to be a financing statement filed as a fixture filing with respect to the portions of the Property which are or are to become fixtures, and as mineral, crop and timber filing. The address of Grantor (debtor) is set forth on the first page hereof and the address of Beneficiary (secured party) from whom information concerning the security interest may be obtained, is set forth in Section 8.01 hereof. Grantor is the record owner of the Property. Grantor’s jurisdiction of organization is Delaware and Grantor’s organizational identification number is 704525, or if no number is inserted, Grantor has none.

43

Article XII
ASSIGNMENT OF LEASES AND RENTS

Section 12.01       Assignment of Leases and Rents.

(a)                Grantor hereby assigns to Beneficiary all of Grantor’s right, title and interest in and to all current and future Leases (as defined below) and Rents pursuant to the terms of the Texas Assignment of Rents Act (Sections 64.001 et. seq. of the Texas Property Code) (“TARA”). Except as otherwise defined in this Article XII and Deed of Trust, capitalized terms shall have the same meaning ascribed to them in TARA.

(b)                Without in any way limiting Grantor’s obligations under the Loan Documents, at any time upon the occurrence and during the continuance of any Default, Beneficiary may deliver written notice as provided in TARA in accordance with Section 14.12 hereof to Grantor and within five (5) days after delivery of such notice, and without further notice and cure period (Grantor hereby waiving the thirty (30) day notice requirement provided for in TARA and any right to withhold any amount permitted under Section 64.060(a) of TARA for expenses), Grantor will remit to Beneficiary payment of all prepaid Rents for future periods, accrued, unpaid Rents and Rents accruing thereafter to Beneficiary, without any deduction, setoff, or other reduction of any kind. Neither this assignment nor the receipt of Rents by Beneficiary shall effect a pro tanto payment of the Obligation and no credit shall be given to Grantor for any Rents until the money is actually received and is applied to the Obligation by Beneficiary. No such credit shall be given for any Rents collected or released after foreclosure or other transfer of the Property to Beneficiary or any other third party.

(c)                Beneficiary may apply all such sums or any part thereof it receives, after the payment of all of its expenses (including, without limitation, costs and attorneys’ fees), to one or more of the following: (i) on the Obligation secured by this Deed of Trust in such manner as Beneficiary elects (without regard to Section 64.058 of the Texas Property Code) until paid in full, whether due or not, (ii) as otherwise permitted under the terms of this Deed of Trust or any of the other Loan Documents, or (iii) as specifically hereafter agreed to with Grantor in writing with respect to the payment received.

The term “Leases” shall mean all existing and future leases, subleases, lettings, licenses, concessions and other agreements (whether written or oral) including, without limitation, any and all extensions, renewals, modifications and replacements thereof, pursuant to which any Tenant is granted a right to possess, use or occupy all or any portion of the Land and/or the Improvements, together with every guarantee of the performance of the Tenant thereunder. The term “Rents” shall mean all rents, income, receipts, revenues, issues, profits and proceeds (including Cash Proceeds) to be derived from Tenants of the Property or any part thereof, including, but not limited to, minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default under a Lease, all proceeds payable under any policy of insurance covering the loss of Rents resulting from untenantability caused by destruction or damage to the Property or otherwise, and all of Grantor’s rights to recover monetary amounts from any Tenant in bankruptcy, including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under any Applicable Bankruptcy Law, together with any sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mineral Leases.

Section 12.02       Warranties Concerning Leases and Rents. Grantor represents and warrants that:

(a)                Grantor has good title to the Leases and Rents and authority to assign them, and no other person or entity has any right, title or interest therein;

44

(b)                all existing Leases are valid, unmodified and in full force and effect, except as indicated herein, and no default exists thereunder;

(c)                unless otherwise provided herein, no Rents have been or will be assigned, mortgaged or pledged;

(d)                no Rents have been or will be anticipated, waived, released, discounted, set off or compromised;

(e)                except as indicated in the Leases, Grantor has not received any funds or deposits from any Tenant for which credit has not already been made on account of accrued Rents; and

(f)                 all Leases shall specify U.S. addresses for notice to Tenants, and prohibit prepayment of Rent more than one month in advance and contain waivers.

Section 12.03       Grantor’s Covenants of Performance. Grantor covenants to:

(a)                perform all of its obligations under the Leases and give prompt notice to Beneficiary of any failure to do so;

(b)                give immediate notice to Beneficiary of any notice Grantor receives from any tenant or subtenant under any Leases, specifying any claimed default by any party under such Leases, excluding, however, notices of default under residential leases;

(c)                enforce the tenant’s obligations under the Leases;

(d)                defend, at Grantor’s expense, any proceeding pertaining to the Leases, including, if Beneficiary so requests, any such proceeding to which Beneficiary is a party;

(e)                neither create nor permit any encumbrance upon its interest as lessor of the Leases, except this Deed of Trust and any other encumbrances permitted by this Deed of Trust; and

(f)                 cause all Leases executed after the date hereof to be expressly made subject to the provisions of TARA and include the following covenants:

that upon the receipt by Tenant of a Notice to Pay Rents to Person Other Than Landlord (“NPROL”) provided by Beneficiary pursuant to Section 64.055 of TARA, whether prior to or after a Default, Tenant shall (1) immediately turn over all Rents and Proceeds Beneficiary is entitled to collect under Section 64.053 of TARA; (2) not deduct any portion of the Rents for any purpose, notwithstanding any other provision of TARA, this Deed of Trust or other Loan Document; and (3) shall pay all Rents as they accrue to the Beneficiary; and

that Tenant waives any right to delay payment of rent contemplated by Section 64.055(d) of TARA or numbered paragraph 3 of the statutory form of NPROL set forth in Section 64.056 of TARA.

Section 12.04       Prior Approval for Actions Affecting Leases. Grantor shall not, without the prior written consent of Beneficiary:

(a)                receive or collect Rents more than one month in advance;

(b)                encumber or assign future Rents;

45

(c)                waive or release any material obligation of any Tenant under the Leases;

(d)                cancel, terminate or modify any of the Leases; cause or permit any cancellation, termination or surrender of any of the Leases; or commence any proceedings for dispossession of any Tenant under any of the Leases, except upon default by the Tenant thereunder;

(e)                renew or extend any of the Leases, except pursuant to terms in existing Leases;

(f)                 permit any assignment of the Leases; or

(g)                enter into any Leases after the date hereof.

Section 12.05       Settlement for Termination. Grantor agrees that no settlement for damages for termination of any of the Leases under any Applicable Bankruptcy Law shall be made without the prior written consent of Beneficiary, and any check in payment of such damages will be made payable to both Grantor and Beneficiary, whether or not a Default then exists. Grantor hereby assigns any such payment to Beneficiary to be applied to the Obligation as Beneficiary may elect and agrees to endorse any check for such payment to the order of Beneficiary.

Section 12.06       Beneficiary in Possession. Beneficiary’s acceptance of this assignment shall not, prior to entry upon and taking possession of the Property by Beneficiary, be deemed to constitute Beneficiary a “mortgagee in possession,” nor obligate Beneficiary to appear in or defend any proceedings relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any tenant and not delivered to Beneficiary. Beneficiary shall not be liable for any injury or damage to any person or property in or about the Property.

Section 12.07       Appointment of Attorney. Grantor hereby irrevocably appoints Beneficiary its attorney-in-fact, coupled with an interest, empowering Beneficiary to subordinate any Leases to this Deed of Trust.

Section 12.08       Indemnification. Grantor hereby indemnifies and holds Beneficiary (which shall include the directors, officers, partners, employees, representatives and agents of Beneficiary and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Beneficiary) harmless from all liability, damage or expense imposed on or incurred by Beneficiary from any claims under the Leases, including, without limitation, any claims by Grantor with respect to payments of Rents made directly to Beneficiary after Default and claims by any tenant for security deposits or for rental payments more than one (1) month in advance and not delivered to Beneficiary. All amounts indemnified against hereunder, including, without limitation, attorneys’ fees, if paid by Beneficiary shall bear interest at the maximum lawful rate and shall be payable by Grantor in accordance with SECTION 8.01 hereof. The foregoing indemnities shall not terminate upon the foreclosure, release or other termination of this Deed of Trust but will survive foreclosure of this Deed of Trust or conveyance in lieu of foreclosure and the repayment of the Obligation and the discharge and release of this Deed of Trust and the other Loan Documents.

46

Section 12.09       Records. Upon request by Beneficiary, Grantor shall deliver to Beneficiary executed copies of all Leases, Rent rolls in a format acceptable to Beneficiary and copies of all records relating thereto.

Section 12.10       Merger. There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Beneficiary.

Section 12.11       Right to Rely. Grantor hereby irrevocably authorizes and directs the Tenants to pay Rents, including all accrued, but unpaid Rents to Beneficiary upon receipt of written notice from Beneficiary as provided in TARA, without further consent of Grantor. Any such payment to Beneficiary shall constitute payment to Grantor under the Leases. The provisions of this Section are intended solely for the benefit of the Tenants and shall never inure to the benefit of Grantor or any person claiming through or under Grantor, other than a Tenant who has not received such notice. The assignment of Rents set forth in Section 4.01 is not contingent upon any notice or demand by Beneficiary to the Tenants.

Article XIII
SPECIAL PROVISIONS

Section 13.01       Condemnation Proceeds. Beneficiary shall be entitled to receive any and all sums which may be awarded or become payable to Grantor for the condemnation of the Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Property. All such sums are hereby assigned to Beneficiary and Grantor shall, upon request of Beneficiary, make, execute, acknowledge and deliver any and all additional assignments and documents as may be necessary from time to time to enable Beneficiary to collect and receipt for any such sums. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums. Any sums received by Beneficiary as a result of condemnation shall be applied to installments on the Obligation in inverse order of maturity.

Section 13.02       Insurance Proceeds. The proceeds of any and all insurance upon the Property shall be collected by Beneficiary and Beneficiary shall have the option, in Beneficiary’s sole discretion, to apply any proceeds so collected either to the restoration of the Property or to the liquidation of the Obligation.

Section 13.03       Reserve for Taxes, Assessments and Insurance Premiums. Upon Grantor’s failure to perform the covenants of this Deed of Trust concerning the delivery to Beneficiary of evidence of the payment of taxes and insurance premiums on the Property and upon written request by Beneficiary, Grantor shall create a fund or reserve for the payment of all insurance premiums, taxes and assessments against or affecting the Property by paying to Beneficiary, on the first day of each calendar month prior to the maturity of the Note, a sum equal to the premiums that will next become due and payable on the property insurance policies covering the Property or any part thereof, plus taxes and assessments next due on the Property or any part thereof as estimated by Beneficiary, less all sums paid previously to Beneficiary therefor divided by the number of months to elapse before one (1) month prior to the date when such premiums, taxes and assessments will become due; such sums to be held by Beneficiary without interest, unless interest is required by applicable law, for the purposes of paying such premiums, taxes and assessments. Any excess reserve shall, at the discretion of Beneficiary, be credited by Beneficiary on subsequent reserve payments or subsequent payments to be made on the Note by the maker thereof, and any deficiency shall be paid by Grantor to Beneficiary on or before the date when such premiums, taxes and assessments shall become delinquent. In the event there exists deficiency in such fund or reserve at any time when taxes, assessments or insurance premiums are due and payable, Beneficiary may, but shall not be obligated to, advance the amount of such deficiency on behalf of Grantor and such amounts so advanced shall become a part of the Obligation, shall be immediately due and payable, and shall bear interest at the rate provided in the Note from the date of such advance through and including the date of repayment. Transfer of legal title to the

47

Property shall automatically transfer the interest of Grantor in all sums deposited with Beneficiary under the provisions hereof or otherwise.

Section 13.04       Right to Accelerate Upon Transfer. If Grantor shall sell, convey, assign or transfer all or any part of the Property or any interest therein or any beneficial interest in Grantor, Beneficiary may, at Beneficiary’s option, without demand, presentment, protest, notice of protest, notice of intent to accelerate, notice of acceleration or other notice, or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner on the Obligation, declare the Obligation to be immediately due and payable, which option may be exercised at any time following such sale, conveyance, assignment or transfer, and upon such declaration the entire unpaid balance of the Obligation shall be immediately due and payable. Beneficiary may, in Beneficiary’s sole discretion and at Grantor’s request, decide not to exercise said option, in which event Beneficiary’s forbearance may be predicated on such terms and conditions as Beneficiary may, in Beneficiary’s sole discretion require, including, but not limited to, Beneficiary’s approval of the transferee’s creditworthiness and management ability, the execution and delivery to Beneficiary by transferee prior to the sale, transfer, assignment or conveyance of a written assumption agreement containing such terms as Beneficiary may require, including, but not limited to, a payment of a part of the principal amount of the Obligation, an increase in the rate of interest payable by the Obligation, the payment of an assumption fee, a modification of the term of the Obligation and such other terms as Beneficiary may require, or Beneficiary may require any of such modifications of the terms of the Obligation without requiring an assumption thereof by the transferee. Should the Property be sold, traded, transferred, assigned, exchanged or otherwise disposed of without the prior written consent of Beneficiary and should payment of any portion of the Obligation thereafter be accepted by Beneficiary, such acceptance shall not be deemed a waiver of the requirement of Beneficiary’s consent in writing thereto or with respect to any other sale, trade, transfer, assignment, exchange or other disposition. Notwithstanding the foregoing, said option shall not apply in case of sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new.

Section 13.05       Subordinate Financing. If Grantor, without the prior written consent of Beneficiary, executes or delivers any pledge, security agreement, mortgage or deed of trust covering all or any portion of the Property (hereinafter called “Subordinate Mortgage”), Beneficiary may, at Beneficiary’s option, which option may be exercised at any time following such pledge, security agreement, mortgage or deed of trust, without demand, presentment, protest, notice of protest, notice of intent to accelerate, notice of acceleration or other notice, or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner on the Obligation, declare the Obligation to be immediately due and payable. In the event of consent by Beneficiary to the granting of a Subordinate Mortgage, or in the event the above-described right of Beneficiary to declare the Obligation to be immediately due and payable upon the granting of a Subordinate Mortgage without the prior written consent of Beneficiary is determined by a court of competent jurisdiction to be unenforceable under the provisions of any applicable law, Grantor will not execute or deliver any Subordinate Mortgage unless (i) it shall contain express covenants to the effect: (a) that the Subordinate Mortgage is in all respects unconditionally subject and subordinate to the liens and security interests evidenced by this Deed of Trust and each term and provision hereof, including, without limitation, the Assignment of Leases and Rents; (b) that if any action or proceeding shall be instituted to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Property will be named as a party defendant, nor will any action be taken with respect to the Property which would terminate any Lease without the prior written consent of Beneficiary; (c) that the Rents, if collected through a receiver or by the holder of the Subordinate Mortgage, shall be applied first to the Obligation, including principal and interest due and owing on or to become due and owing on the Note and the other indebtedness secured hereby, and then to the payment of maintenance, operating charges, taxes, assessments, and disbursements incurred in connection with the ownership, operation and maintenance of the Property; and (d) that if any action or

48

proceeding shall be brought to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), written notice of the commencement thereof will be given to Beneficiary contemporaneously with the commencement of such action or proceeding; and (ii) a copy thereof shall have been delivered to Beneficiary not less than ten (10) days prior to the date of the execution of such Subordinate Mortgage.

Section 13.06       Environmental Matters; Compliance with Laws. Grantor warrants and represents to Beneficiary that (a) the occupancy, operation, and use of the Property shall not violate any applicable law, statute, ordinance, rule, regulation, order, writs, injunctions, decrees, or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (of record or otherwise) affecting the Property, including, without limitation, applicable zoning ordinances and building codes, the Americans with Disabilities Act of 1990, flood disaster laws and Applicable Environmental Laws, as they may be amended from time to time (hereinafter sometimes collectively called the “Applicable Regulations”); (b) Grantor and any lessee of space from Grantor in the Property shall obtain all permits, licenses, or similar authorizations required by reason of any Applicable Regulations relating to pollution and the protection of health and the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems (hereinafter sometimes collectively called “Applicable Environmental Laws”), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”) and the Resource Conservation and Recovery Act of 1976 (“RCRA”), as each is amended from time to time; and (c) the use that Grantor intends to make, or intends to allow, of the Property will not result in the disposal of or release of any hazardous substance or solid waste onto or into the Property, or any part thereof, in violation of any Applicable Environmental Laws. The terms (as used in this Deed of Trust) “hazardous substance” and “release” have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) have the meanings specified in RCRA. If either CERCLA or RCRA is amended to broaden the meaning of any term defined thereby, the broader meaning shall apply to this provision after the effective date of the amendment. Moreover, to the extent that Texas law establishes a meaning for “hazardous substance”, “release”, “solid waste”, or “disposal” that is broader than that specified in either CERCLA or RCRA, the broader meaning shall apply.

Grantor agrees to give prompt written notices to Beneficiary of: (i) any proceeding or inquiry by any governmental or nongovernmental entity or person with respect to the presence of any hazardous substance on, in, under, from or about the Property, the migration thereof from or to other property, the disposal, storage, or treatment of any hazardous substance generated or used on, under or about the Property, (ii) all claims made or threatened by any third party against Grantor or the Property or any other owner or operator of the Property relating to any loss or injury resulting from any hazardous substance, and (iii) Grantor’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any investigation or cleanup of the Property pursuant to any Applicable Environmental Law. Grantor shall permit Beneficiary to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Property in connection with any Applicable Environmental Law or hazardous substance, and Grantor shall pay all attorneys’ fees incurred by Beneficiary in connection therewith. If any remedial work is required by Applicable Environmental Law or is reasonably necessary in the opinion of Beneficiary, Grantor shall commence and thereafter diligently prosecute to completion all such remedial work within thirty (30) days after written demand by Beneficiary for performance thereof (or such shorter period of time as may be required under any Applicable Environmental Law). All remedial work shall comply with Applicable Environmental Laws after consultation and approval by the governing authority under the Applicable Environmental Law. Remedial work shall be performed by contractors approved in advance by Beneficiary, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such remedial work shall be paid by Grantor including, without limitation, Beneficiary’s

49

reasonable attorneys’ fees and costs incurred in connection with monitoring or review of such remedial work. If Grantor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such remedial work, Beneficiary may, but shall not be required to, cause such remedial work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Obligation.

Beneficiary (through its officers, employees and agents) at any reasonable time and from time to time, either prior to or after Default in this Deed of Trust or under the Note secured hereby, may employ persons (the “Site Reviewers”) to conduct environmental site assessments (“Site Assessments”) on the Property to determine whether or not there exists on the Property any environmental condition which might result in any liability, cost or expense to the owner, occupier or operator of the Property arising under the Applicable Environmental Laws. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Beneficiary (so as not to unreasonably interfere with the operation of the Property). The Site Reviewers are authorized at their own risk to enter upon the Property and to perform above and below-the-ground testing (including, without limitation, taking of core samples) to determine environmental damage or presence of any hazardous substance or solid waste in, on or under the Property and such other tests as may be necessary or desirable, in the opinion of the Site Reviewers, to conduct Site Assessments. Grantor will supply to the Site Reviewers such historical and operational information available to Grantor regarding the Property as may be requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The cost of performing such Site Assessments will be paid by Grantor upon demand of Beneficiary, which, if not paid, will be added to the indebtedness secured by this Deed of Trust.

Grantor shall indemnify, defend (with counsel selected by Beneficiary) and hold Beneficiary, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS AND ALL PARTIES ACTING ON BEHALF OF BENEFICIARY (the “indemnified parties”) harmless from and against, and reimburse indemnified parties with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs, and expenses (including attorney’s fees and court costs) of every kind or character, known or unknown, fixed or contingent, asserted against or incurred by indemnified party at any time and from time to time by reason of or arising out of any violation of an Applicable Environmental Law and all matters arising out of acts, omissions, events, or circumstances relating to the Property, grantor or grantor’s business (including, without limitation, the presence on the Property or release from or to the Property of hazardous substances or solid wastes disposed of or otherwise released and Grantor’s breach of any of its covenants, representations or indemnities under this provision), regardless of whether the act, omission, event, or circumstance constituted a violation of any Applicable Environmental Law at the time of the existence or occurrence. THE REPRESENTATIONS, COVENANTS, WARRANTIES AND INDEMNIFICATIONS HEREIN CONTAINED SHALL SURVIVE THE RELEASE AND/OR JUDICIAL OR NON-JUDICIAL FORECLOSURE (OR TRANSFER IN LIEU THEREOF) OF THE LIEN OF THIS DEED OF TRUST.

Section 13.07       Appraisals and LTV Maintenance. Upon written request of Beneficiary, Grantor agrees to reimburse Beneficiary for the full cost of narrative appraisals of the Property, such appraisals being required from time-to-time in Beneficiary’s sole discretion to re-evaluate the current value of the Property due to (a) a deterioration of Grantor’s revenue from the Property, (b) an increase in Grantor’s operating

50

expenses for the Property, or (c) other events which would suggest a deterioration in the value of the Property. Each appraisal shall be ordered directly by Beneficiary from an appraiser satisfactory to Beneficiary and shall be in form and substance necessary to comply with all laws and regulations affecting Beneficiary. Grantor shall reimburse Beneficiary for any requested appraisal expense within thirty (30) days from the date of the written request by Beneficiary. Appraisals may be ordered by Beneficiary at any time in its sole discretion, but Grantor is required to reimburse Beneficiary for only one appraisal in any calendar year. Failure of Grantor to reimburse Beneficiary for any requested appraisal (not to exceed one appraisal in any twelve month period) shall constitute a Default under this Deed of Trust. Grantor agrees that a Loan to Value Ratio (the “LTV”) of not more than eighty percent (80.00%) (the “Maximum LTV”) shall be maintained throughout the term of the Note, as extended, renewed or amended from time to time. Prior to completion of construction, the LTV shall be determined from time to time based on the ratio of (a) the stated principal amount of the Note as if fully advanced to (b) the most recent appraised value of the Property as determined by the most recent appraisal obtained by the Beneficiary as provided herein (together with the current market value of collateral (other than the Property) specifically securing the Note under a Loan Document). Following completion of construction, the LTV shall be determined from time to time based on the ratio of (a) the then outstanding principal balance of the Note at the time the most recent appraisal of the Property is obtained by the Beneficiary as provided herein to (b) the most recent appraised value of the Property as determined by such appraisal (together with the current market value of collateral (other than the Property) specifically securing the Note under a Loan Document). If at any time the LTV is found to exceed the Maximum LTV, Beneficiary shall notify the Grantor and within ten (10) Business Days following receipt of such notice, the Grantor agrees to (x) reduce the outstanding principal balance by the amount necessary to maintain compliance with the Maximum LTV requirement, or (y) grant to Beneficiary a first priority lien in additional collateral which in the Beneficiary’s sole determination, is acceptable and has sufficient value to maintain compliance with the Maximum LTV requirement, or (z) by a combination of the actions described in (x) and (y) effect such compliance with the Maximum LTV requirement. Any payment made to reduce the outstanding principal balance of the Note shall not affect, reduce or extend any scheduled payment due under the terms of the Note and shall include accrued interest on the principal prepaid together with the applicable prepayment premium, if any, required under the Note. As used herein, “Business Day” means a day other than a Saturday, Sunday or a day on which commercial banks in San Antonio, Texas are authorized to be closed.

Section 13.08       Waiver of Deficiency Statute.

(a)                In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Grantor agrees as follows. Notwithstanding the provisions of Section 51.003, 51.004 and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Grantor agrees that Beneficiary shall be entitled to seek a deficiency judgment from Grantor and any other party obligated on the Note equal to the difference between the amount owing on the Note and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. Grantor expressly recognizes that this Section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Grantor and other persons against whom recovery of deficiencies is sought or any guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Grantor further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Grantor, any guarantor, and others against whom recovery of a deficiency is sought.

(b)                Alternatively, in the event the waiver provided for in Section 6.08(a) above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of

51

fact’s determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time): (i) the Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys’ fees, and marketing costs; (iv) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years’ experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

Section 13.09       Collateral Protection Notice. In case of Grantor’s failure to keep the Property properly insured as required herein, Beneficiary, after notice to Grantor, at its option may (but shall not be required to) acquire such insurance as required herein at Grantor’s sole expense. TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE: (A) GRANTOR IS REQUIRED TO (i) KEEP THE MORTGAGED PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT SPECIFIED HEREIN; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER OR OTHERWISE AS PROVIDED HEREIN; AND (iii) NAME BENEFICIARY AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS AS PROVIDED HEREIN; (B) SUBJECT TO THE PROVISIONS HEREOF, GRANTOR MUST, IF REQUIRED BY BENEFICIARY, DELIVER TO BENEFICIARY A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) SUBJECT TO THE PROVISIONS HEREOF, IF GRANTOR FAILS TO MEET ANY REQUIREMENT LISTED IN THE FOREGOING SUBPARTS (A) OR (B), BENEFICIARY MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF GRANTOR AT GRANTOR’S EXPENSE.

Article XIV
MISCELLANEOUS

Section 14.01       Covenants Running with the Land; Release. The Obligation contained in this Deed of Trust and the other Loan Documents are intended by Grantor, Beneficiary, and Trustee to be, and shall be construed as, covenants running with the Property until the lien of this Deed of Trust has been fully released by Beneficiary. If the Obligation is paid in full in accordance with the terms of this Deed of Trust and the Loan Documents, and if Grantor shall well and truly perform all of Grantor’s covenants contained herein, then this conveyance shall become null and void and be released at Grantor’s request and expense and Beneficiary shall have no further obligation to make advances under and pursuant to the provisions hereunder or in the Loan Documents.

Section 14.02       Rights Cumulative. Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Property or any portion thereof), and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Obligation or any part thereof, or against any one or more of them, or against the Property, at the

52

sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. All rights and remedies of Beneficiary hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Property.

Section 14.03       Waiver. Any and all covenants in this Deed of Trust may, from time to time, by instrument in writing signed by Beneficiary and delivered to Grantor, be waived to such extent and in such manner as Beneficiary may desire, but no such waiver shall ever affect or impair Beneficiary’s rights, remedies, powers, privileges, liens, titles and security interests hereunder except to the extent so specifically stated in such written instrument. No waiver of any Default on the part of Grantor or a breach of any of the provisions of this Deed of Trust or of any Loan Document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. The granting of any consent or approval by Beneficiary shall be limited to the specific instance and shall not waive or exhaust the requirement of consent or approval in any other instance. Except as otherwise specified herein, in any instance hereunder where Beneficiary’s approval or consent is required or the exercise of Beneficiary’s judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Beneficiary, and Beneficiary shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner regardless of the reasonableness of the request or of Beneficiary’s judgment.

Section 14.04       Payments. Remittances in payment of any part of the Obligation other than in the required amount in funds immediately available at the place where the Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Beneficiary in funds immediately available at the place where the Note is payable (or such other place as Beneficiary, in Beneficiary’s sole discretion, may have established by delivery of written notice thereof to Grantor) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Beneficiary of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be a default.

Section 14.05       Exceptions to Covenants. Grantor shall not be deemed to be permitted to take any action or to fail to take any action with respect to any particular covenant or condition contained herein or in any of the Loan Documents if the action or omission would result in the breach of any other covenant or condition contained herein or in any of the Loan Documents which has not been specifically waived or consented to by Beneficiary, nor shall Beneficiary be deemed to have consented to any such act or omission if the same would provide cause for acceleration of the Obligations as a result of the breach of any other covenant or condition contained herein or in any of the Loan Documents which has not been specifically waived or consented to by Beneficiary.

Section 14.06       Change of Security. Any part of the Property may be released, regardless of consideration, by Beneficiary from time to time without impairing, subordinating or affecting in any way the lien, security interest and other rights hereof against the remainder. The lien, security interest and other rights granted hereby shall not be affected by any other security taken for the Obligation or any part thereof. The taking of additional collateral, or the amendment, extension, renewal, increase or rearrangement of the Obligation or any part thereof, shall not release or impair the lien, security interest and other rights granted

53

hereby, or affect the liability of any endorser or guarantor or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any amendment, renewal, extension, increase or rearrangement of the Obligation or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Property not expressly released until the Obligation is fully paid and performed and discharged.

Section 14.07       Controlling Agreement. The parties hereto intend to conform strictly to the applicable usury laws. All agreements between Grantor (and any other party liable for any part of the Obligation) and Beneficiary, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no event whatsoever, whether by reason of acceleration of the maturity of the Obligation or otherwise, shall the interest contracted for, charged or received by Beneficiary hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, the interest payable to Beneficiary shall be reduced automatically to the maximum amount permitted under applicable law. If Beneficiary shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, the amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Obligation in inverse order of maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Obligation, such excess shall be refunded to Grantor, or to the maker of the Note or other evidence of indebtedness if other than Grantor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term, including any renewal or extension, of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law.

Section 14.08       Effect of Transfer on Grantor’s Liability. If the ownership (legal or beneficial) of the Property or any part thereof becomes vested in a person other than Grantor, or in the event of a change in ownership (legal or beneficial) of any Grantor other than an individual, Beneficiary may, without notice to or consent of Grantor or Grantor’s successors, deal with such successor or successors in interest with reference to this Deed of Trust and the Obligation either by way of forbearance on the part of Beneficiary, or extension of time of payment of the Obligation, or release of all or any part of the property or any other property securing payment of the Obligation, or otherwise, without in any way modifying or affecting Beneficiary’s rights and liens hereunder or the liability of Grantor or any other party liable for payment of the Obligation, in whole or in part.

Section 14.09       Waiver of Right to Marshal. Grantor hereby waives all rights of marshaling in the event of any foreclosure of the liens and security interests hereby created.

Section 14.10       Subrogation. To the extent that proceeds of the Obligation are used to renew, extend or pay any outstanding debt or to perform any obligation, such proceeds have been advanced by Beneficiary at Grantor’s request, and Beneficiary shall be subrogated to all liens, security interests, rights, priorities, powers, titles, equities and interests owned or held by any owner or holder of such outstanding debt or obligation, however remote, irrespective of whether the same are released of record, and all of the same are recognized as valid and subsisting and are renewed, continued and preserved in force to secure the Obligation; provided, however, that if and to the extent Beneficiary desires in each case, the terms and provisions hereof and of the other Loan Documents shall govern the rights and remedies of Beneficiary and shall supersede the terms, provisions, rights, and remedies under any lien, security interest, charge or other encumbrance to which Beneficiary is subrogated hereunder.

Section 14.11       Reliance by Beneficiary. Grantor recognizes and acknowledges that in entering into the loan transaction evidenced by the Loan Documents and accepting this Deed of Trust, Beneficiary is

54

expressly and primarily relying on the truth and accuracy of the foregoing warranties and representations set forth in Section 9.01 hereof without any obligation to investigate the Property and notwithstanding any investigation of the Property by Beneficiary; that such reliance exists on the part of Beneficiary prior hereto; that such warranties and representations are a material inducement to Beneficiary in making the loan evidenced by the Loan Documents and the acceptance of this Deed of Trust; and that Beneficiary would not be willing to make the loan evidenced by the Loan Documents and accept this Deed of Trust in the absence of any of such warranties and representations.

Section 14.12       Notice. (a) All notices, requests, demands or other communications required or permitted to be given pursuant to this Deed of Trust shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth herein and will be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party will have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address. (b) Beneficiary and Grantor agree that no notices or other communications by electronic means between such parties or their representatives in connection with this Deed of Trust or any instrument executed in connection herewith shall constitute a transaction, agreement, contract or electronic signature under the Electronic Signatures in Global and National Commerce Act, any version of the Uniform Electronic Transactions Act or any other statute governing electronic transactions, unless otherwise specifically agreed to in writing.

Section 14.13       Enforceability. If any provision of this Deed of Trust or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Deed of Trust nor the application of such provision to any other person or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law. If the rights and liens created by this Deed of Trust shall be held by a court of competent jurisdiction to be invalid or unenforceable as to any part of the Obligation, the portion of the Obligation which as the result of such invalidity or unenforceability is no longer secured by the liens and security interests herein granted shall be completely paid prior to the payment of the portion, if any, of the Obligation which shall continue to be secured hereunder, and all payments made on the Obligation shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Obligation.

Section 14.14       Binding Effect. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, personal representatives, successors, and assigns of the parties hereto and shall be covenants running with the Land. The term “Grantor” shall include in their individual capacities and jointly all parties hereinabove named a Grantor. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and, if more than one, of each party named a Grantor hereinabove, and each such party’s heirs, personal representatives, successors and assigns. Each party who executes this Deed of Trust and each subsequent owner of the Property or any part thereof (other than Beneficiary), covenants and agrees that it will perform, or cause to be performed, each term, provision, covenant and condition of this Deed of Trust.

Section 14.15       Headings; Construction. The headings which have been used throughout this Deed of Trust have been inserted for convenience of reference only and do not constitute matter to be construed in interpreting this Deed of Trust. Words of any gender used in this Deed of Trust shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. The words “herein,” “hereof,” “hereunder” and other similar

55

compounds of the words “here” when used in this Deed of Trust shall refer to the entire Deed of Trust and not to any particular provision or section.

Section 14.16       Counterparts. To facilitate execution, this Deed of Trust may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Deed of Trust to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

Section 14.17       Controlling Law; Venue. This Deed of Trust is executed and delivered as an incident to a lending transaction negotiated and consummated in Bexar County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Grantor, for itself and its successors and assigns, hereby irrevocably (a) submits to the nonexclusive jurisdiction of the state and federal courts in Texas, (b) waives, to the fullest extent permitted by law, and objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with any Loan Document brought in the District Court of Bexar County, Texas, or in the United States District Court for the Western District of Texas, San Antonio, Division, (c) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum, and (d) agrees that any legal proceeding against any party to any Loan Document arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts. Grantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Beneficiary to serve process in any other manner permitted by law or shall limit the right of Beneficiary to bring any action or proceeding against Grantor or with respect to any of Grantor’s property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor acknowledges that these waivers are a material inducement to Beneficiary’s agreement to enter into agreements and obligations evidenced by the Loan Documents, that Beneficiary has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this Section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any litigation, this Deed of Trust may be filed as a written consent to a trial by the court.

Section 14.18       Purpose. The Note is given for certain sums to be advanced for construction of Improvements pursuant to the Loan Agreement. This Deed of Trust is a construction mortgage as that term is defined in the Texas Business and Commerce Code.

THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

56

EXECUTED to be effective as of the date first above written.

BORROWER:

MICROPAC INDUSTRIES, INC.,

a Delaware corporation

By: /s/ Mark W. King

Name: Mark W. King

Title: Chief Executive Officer

57

The following Exhibits have been Omitted

EXHIBIT A
LEGAL DESCRIPTION

EXHIBIT B
PERMITTED EXCEPTIONS